Exhibit 99.1

EXECUTION VERSION

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

PURCHASER,

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of July 31, 2017

$446,000,000

Fixed Rate Mortgage Loans

Series 2017-JP7

This Mortgage Loan Purchase Agreement (this “Agreement”), dated as of July 31, 2017, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the “Purchaser”), and JPMorgan Chase Bank, National Association, as seller (the “Seller”).

Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of July 1, 2017 (the “Pooling and Servicing Agreement”), between the Purchaser, as depositor (the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), CWCapital Asset Management LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”) and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and the term “Mortgaged Properties” refers to the properties securing such Mortgage Loans, which, for the avoidance of doubt, with respect to the Starwood Capital Group Hotel Portfolio Whole Loan, will refer only to the Mortgage Note relating to the Mortgage Loan Seller’s ownership interest therein that is to be transferred thereunder.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1.     Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain agreement to appointment of Master Servicer, dated July 1, 2017, between the Master Servicer, the Depositor and the Seller, and provided that the Seller hereby retains all rights, if any, it has under each Mortgage Loan to establish or designate the successor borrower upon a defeasance of such Mortgage Loan and/or to purchase or cause to be purchased the related defeasance collateral) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to such Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of (i) each related Mortgage Note and (ii) except with respect to each Non-Serviced Mortgage Loan, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(b) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Depositor will sell (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,

Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated as of July 21, 2017 (the “Underwriting Agreement”), between the Depositor, J.P. Morgan Securities LLC (“JPMS”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy”, and together with JPMS and Drexel, in such capacity, the “Underwriters”), (ii) the Class D and Class R Certificates to JPMS as the initial purchaser (in such capacity, the “Initial Purchaser”) specified in the certificate purchase agreement, dated as of July 21, 2017 (the “Private Certificate Purchase Agreement”), between the Depositor and the Initial Purchaser and (iii) the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates (together with the Class D and Class R Certificates, the “Private Certificates” and, the Private Certificates together with the Public Certificates, the “Certificates”) to Massachusetts Mutual Life Insurance Company (the “Third Party Purchaser”) specified in that certain certificate purchase agreement, dated as of July 21, 2017 (the “Third Party Purchaser Certificate Purchase Agreement” and, together with the Private Certificate Purchase Agreement, the “Certificate Purchase Agreements”), between the Depositor and the Third Party Purchaser. The Public Certificates are more particularly described in (a) the preliminary prospectus, dated July 13, 2017 (including, without limitation, all exhibits and annexes thereto, the “Preliminary Prospectus”), and (b) a final prospectus, dated July 24, 2017 (including, without limitation, all exhibits and annexes thereto, the “Prospectus”) and the Private Certificates are more particularly described in (a) a preliminary private placement memorandum, dated July 13, 2017 (the “Preliminary Private Placement Memorandum”), and (b) a private placement memorandum, dated July 24, 2017 (the “Final Private Placement Memorandum”, and together with the Preliminary Memorandum, the “Memoranda”).

With respect to any Mortgage Loan that is subject to an Intercreditor Agreement, the parties hereto intend that the provisions of this Section 1 serve as an assignment and assumption agreement between the Seller (solely as holder of such Mortgage Loan and not as holder of any related Companion Loan), as the assignor, and the Purchaser, on behalf of the Trust, as the assignee. Accordingly, the Seller hereby (and in accordance with and subject to all other applicable provisions of this Agreement) assigns, grants, sells, transfers, delivers, sets over, and conveys to the Purchaser all right, title and interest of the Seller in, to and arising out of the related Intercreditor Agreement (solely as holder of such Mortgage Loan and not as holder of any related Companion Loan) and the Purchaser, on behalf of the Trust, hereby accepts (subject to applicable provisions of this Agreement) the foregoing assignment and assumes all of the rights and obligations of Seller (solely as holder of such Mortgage Loan and not as holder of any related Companion Loan) with respect to the related Intercreditor Agreement from and after the Closing Date. In addition, the Purchaser acknowledges that any such Mortgage Loan that is a Serviced Mortgage Loan shall be serviced pursuant to the terms of the Pooling and Servicing Agreement and the related Intercreditor Agreement.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. The purchase price of the Mortgage Loans (inclusive of accrued interest) shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof and shall be paid by the Purchaser to the Seller in immediately available funds on the Closing Date. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

The Seller shall effect, or cause a third party to effect, at the Seller’s expense, the assignment and, if applicable, recordation of its Mortgage Loan documents until the assignment and recordation of all such Mortgage Loan documents has been completed.

SECTION 2.     Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, title to each Mortgage Note and, except with respect to each Non-Serviced Mortgage Loan, the related Mortgage shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller or any of its Affiliates shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

With respect to the Treeview Industrial Portfolio Mortgage Loan (identified as Loan No. 3 on the Mortgage Loan Schedule) that does not have a first payment date until September 2017, the Seller shall deliver an amount equal to 30 days of interest on the Cut-off Date Balance of such Mortgage Loan at the related Net Mortgage Rate, shall be required to be delivered by JPMCB to the Depositor who shall forward such amount to the Certificate Administrator on the Closing Date for deposit into the Distribution Account (the “Interest Deposit Amount”).

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets (and any consolidated balance sheet that includes the Seller) and other financial statements as a sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as a purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

SECTION 3.     Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date (or such other times as specified in the Pooling and Servicing Agreement) to the Master Servicer, Trustee or the Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Master Servicer and Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement and in the form required thereby; provided that with respect to the Starwood Capital Group Hotel Portfolio Whole Loan and clause (i) of the definition of “Mortgage File” in the Pooling and Servicing Agreement, the Mortgage Loan Seller shall only be required to deliver the Mortgage Note relating to its ownership interest therein that is being transferred hereunder.

(b)          The Seller agrees to deliver or cause to be delivered, on or prior to the fifth (5th) day after the Closing Date, to the Master Servicer, the Servicing File, which shall include, but not be limited to, all other documents, instruments and agreements required to be delivered by such Sections 2.01(b) and (c) of the Pooling and Servicing Agreement and in the form required thereby, for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

(c)          With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the “Transfer Modification Costs”), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

SECTION 4.     Treatment as a Security Agreement. Subject to the receipt of the purchase price for the Mortgage Loans, the Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that the conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on the Mortgage Loans due after the Cut-off Date, all other payments made in respect of the Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5.     Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)          it shall record or cause a third party to record in the appropriate public recording office for real property (or UCC filings, as applicable) the intermediate assignments of the Mortgage Loans, the assignments of Assignments of Leases, UCC assignments and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement; provided that if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”) or its designee, no assignment of Mortgage Loans, Assignment of Mortgage or other recorded document in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicer and the Special Servicer, and the Purchaser shall cause the Trustee to take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. All recording fees relating to the initial recordation of such assignments and Assignments of Mortgage shall be paid by such Seller;

(b)          it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans, other than any Non-Serviced Mortgage Loan, to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders (which shall include notifying the providers of such letters of credit of the new beneficiary thereunder in accordance with Section 3.01(f) of the Pooling and Servicing Agreement). Prior to the date that a letter of credit with respect to any Mortgage Loan, other than any Non-Serviced Mortgage Loan, is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(c)          if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, in the opinion of counsel for the Underwriters and the Initial Purchaser, an amendment or supplement to the Prospectus or Final Private Placement Memorandum relating to the Certificates is necessary or appropriate to be delivered in connection with sales thereof by the Underwriters, the Initial Purchaser or a dealer, any event shall occur prior to the Closing Date as a result of which it is necessary to amend or supplement the Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information describing the Mortgage Loans or such Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus or Final Private Placement Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information describing the Mortgage Loans or such Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement describes the Seller, the Mortgage Loans and/or any information describing the same, as provided by the Seller), to the Underwriters and Initial Purchaser such amendments or supplements to the Prospectus or Final Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Final Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information describing the Mortgage Loans or such Seller, will not, in the light of the circumstances when the Prospectus or Final Private Placement Memorandum is delivered to a purchaser, be misleading or so that the Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information describing the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this subsection (c) and not otherwise defined herein shall have the meaning set forth in the indemnification agreement, dated as of July 21, 2017 between the Purchaser, the Underwriters, the Initial Purchaser and the Seller (the “Indemnification Agreement”). Notwithstanding the foregoing, the Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans after the Closing Date in connection with its obligations under this Section 5(c);

(d)          if the Seller requires the Master Servicer to retain any Servicing Function Participant to service any Mortgage Loan as of the Closing Date, it shall cause such Servicing Function Participant to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 (including, but not limited to, the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable (without regard to the exclusion of the Initial Sub-Servicers therein)), 11.13 and 11.15 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(e)          for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure that the Purchaser is required to provide with respect to such Seller in its capacity as a “sponsor” pursuant to Exhibit BB and Exhibit CC, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement;

(f)           it shall indemnify and hold harmless the Purchaser and its directors and officers, and each other person who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon a failure of the Seller to perform its obligations under Section 5(e);

(g)          if the indemnification provided for in Section 5(f) is unavailable or insufficient to hold harmless the persons referred to in Section 5(f), it shall contribute to the amount paid or payable to such person as a result of the losses, claims, damages or liabilities referred to in Section 5(f) of such persons in such proportion as is appropriate to reflect the relative fault of such persons on the one hand and the Seller on the other in connection with a breach of the Seller’s obligations pursuant to Section 5(e) or the Seller’s negligence, bad faith or willful misconduct in connection therewith;

(h)          with respect to any Mortgage Loan (other than a Non-Serviced Mortgage Loan) that requires notice to the related franchisor or other action to transfer or assign any related comfort letter to the Trust or otherwise have a new comfort letter issued in the name of the Trust, the Seller shall take such action and/or provide any such required notice to the franchisor, with a copy of such notice or request to the Master Servicer, as is necessary in order to assign any such comfort letter to the Trust or to have a new comfort letter issued in the name of the Trust, as the case may be, within the required timeframes set forth in the related franchise agreement or the related comfort letter, as applicable, but in any event no later than forty-five (45) days after the Closing Date;

(i)           within sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File to the Intralinks Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Seller;

(j)           within sixty (60) days after the Closing Date, the Seller shall provide the Depositor (with a copy via email to each of the Master Servicer the Special Servicer, the Custodian, the Trustee, the Operating Advisor, the Asset Representations Reviewer and the Directing Certificateholder) with a certification to the address set forth for such party in Section 13.05 of the Pooling and Servicing Agreement, substantially in the form of Exhibit D, by an authorized officer of the Seller that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Intralinks Site contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized as agreed to by the Depositor and the Seller;

(k)          upon written request of the Asset Representations Reviewer, it shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, copies of all documents requested by the Asset Representations Reviewer and reasonably available to the Seller and not otherwise included in the Diligence File relating to each Delinquent Loan (as defined in the Pooling and Servicing Agreement) to enable the Asset Representations Reviewer to perform its duties under the Pooling and Servicing Agreement, provided that no information that is proprietary to the related originator or Seller or any draft documents or privileged or internal communications will be required to be provided;

(l)          upon the completion of an Asset Review with respect to each Mortgage Loan and receipt of a written request from the Asset Representations Reviewer, the Seller shall, within sixty (60) days of receipt of such written request by the Asset Representations Reviewer, pay the Asset Representations Reviewer Asset Review Fee;

(m)          it acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03(l) of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method;

(n)          with respect to any Mortgage Loan that is part of a Serviced Whole Loan, the Seller shall pay the costs and expenses (including attorney’s fees) incurred by any party to the Pooling and Servicing Agreement in connection with such party’s compliance obligations under Section 11.15 of the Pooling and Servicing Agreement in connection with the securitization of the related Pari Passu Companion Loan(s); and

(o)          the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (A) any failure of the Seller to pay the fees described under Section 5(l) above within sixty (60) days of written request by the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents and information required to be delivered by it pursuant to this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within sixty (60) days of the Closing Date.

SECTION 6.     Representations and Warranties. (a) The Seller represents and warrants to the Purchaser, solely as to itself, in each case as of the Closing Date, that:

(i)          it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

(ii)         it has the corporate power and authority to own its property and to carry on its business as now conducted;

(iii)        it has the corporate power to execute, deliver and perform this Agreement;

(iv)        it is legally authorized to transact business in the states in which it transacts business and it is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary for the origination (if originated by the Seller) and ownership of the Mortgage Loans and the execution of this Agreement so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

(v)         the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller and will not violate or breach any provision of its organizational documents;

(vi)        this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, liquidation, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

(vii)      there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to materially and adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller’s obligations hereunder;

(viii)      it has no actual knowledge that any statement, report, officer’s certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) (collectively, the “Provided Information”) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or, to the extent that it has become aware of any material misstatement or omission in any Provided Information, the Seller has notified the Depositor in writing of such material misstatement or omission at least one (1) Business Day prior to the Time of Sale (as defined in the Indemnification Agreement) and updated such Provided Information or the material misstatement or omission has been corrected in the Time of Sale Information;

(ix)         it is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually or in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of its obligations under this Agreement and the consummation by the Seller of the transactions on its part herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually or in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions on its part contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

(x)         it has either (A) not dealt with any Person (other than the Purchaser, the Underwriters or the Initial Purchaser or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller or the Seller’s entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer);

(xi)        it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken by the Seller with the intent to hinder, delay or defraud any of the Seller’s creditors;

(xii)       it has caused each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 (including, but not limited to, the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable (without regard to the exclusion of the Initial Sub-Servicers therein)), 11.13 and 11.15 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended; and

(xiii)      except for the agreed-upon procedures reports obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such reports, the “Accountant’s Due Diligence Reports”), the Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Final Private Placement Memorandum, and, except for the accountants with respect to the Accountant’s Due Diligence Reports, the Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Final Private Placement Memorandum. The Underwriters and Initial Purchaser are third-party beneficiaries of the provisions set forth in this Section 6(a)(xiii).

(b)           The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)          it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

(ii)         it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

(iii)        it has the power and authority to own its property and to carry on its business as now conducted;

(iv)        it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser’s property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

(v)        this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

(vi)       the execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all requisite action by the Purchaser’s board of directors and will not violate or breach any provision of its organizational documents;

(vii)      there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement or the execution and delivery by the Purchaser or enforceability against the Purchaser of this Agreement or the performance of the Purchaser’s obligations hereunder; to the best of the Purchaser’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(viii)      it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

(ix)        it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

(x)         all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made;

(xi)        it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001; and

(xii)       it (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Reports and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and the Initial Purchaser at least six (6) Business Days before the first sale in the offering contemplated by the Prospectus and Final Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Prospectus and Final Private Placement Memorandum as required by Rule 15Ga-2.

(c)          The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

(d)          The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Request with respect to a Mortgage Loan (other than a Repurchase Request received from a Repurchase Request Recipient pursuant to Section 2.02(g) of the Pooling and Servicing Agreement), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives notice of a withdrawal of a Repurchase Request with respect to a Mortgage Loan (other than a Repurchase Request received from a Repurchase Request Recipient pursuant to Section 2.02(g) of the Pooling and Servicing Agreement), or (iv) the Seller rejects or disputes a Repurchase Request with respect to a Mortgage Loan. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Request or receipt of a notice of a withdrawal of a Repurchase

Request, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan (unless no specific Mortgage Loan is identified in any Repurchase Request), (2) the date (x) a Repurchase Request or notice of a withdrawal of a Repurchase Request was received, (y) the Mortgage Loan was repurchased or replaced or (z) the Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for the Repurchase Request (as asserted in the Repurchase Request).

The Seller shall provide to the Depositor a copy of the relevant portion of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission. In connection with such filing, upon the request of the Seller, the Depositor shall provide to the Seller the Trust Fund’s Central Index Key (CIK) number and such other information regarding the principal balances of the Mortgage Loans as is reasonably necessary for the Seller to complete and file such Form ABS-15G.

In addition, the Seller shall provide the Depositor, upon request, such other information with respect to a Mortgage Loan in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act (“Rule 15Ga-1”) to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

In addition, pursuant to Section 2.02(g) of the Pooling and Servicing Agreement, the Seller and the Depositor shall be given each 15Ga-1 Notice required thereunder; however, the Seller agrees that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Seller with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Seller and the Depositor under the Pooling and Servicing Agreement is provided only to assist the Seller, the Depositor and their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation and (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Seller pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement.

(e)          Upon notice pursuant to Section 2.03(b) of the Pooling and Servicing Agreement of any Material Defect, the Seller shall (subject to any decision by the Directing Certificateholder or the Special Servicer, as applicable, to allow the Seller to deposit funds or a letter of credit in lieu of repurchasing or substituting for such Mortgage Loan in accordance with Section 2.02(d) of the Pooling and Servicing Agreement), not later than ninety (90) days following the earlier of (x) the Seller’s discovery of any Material Defect, (y) the Seller’s receipt of notice of any Material Defect from any party to the Pooling and Servicing Agreement or (z) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (A) the discovery of any Material Defect by any party to the Pooling and Servicing Agreement or (B) receipt of a notice of any Material Defect by the Seller (the “Initial Cure Period”), (i) cure such Material Defect, in all material respects, at its own expense, including reimbursement of any related additional Trust Fund expenses incurred by any party to the Pooling and Servicing Agreement, (ii) repurchase the affected Mortgage Loan or REO Loan (excluding any related Serviced Companion Loan, if applicable) at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) (other than with respect to any Mortgage Loan that is part of a Whole Loan, for which no substitution shall be permitted) for such affected Mortgage Loan or such REO Loan (excluding any related Serviced Companion Loan, if applicable) (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Serviced Companion Loan, if applicable) or, if applicable, substitute a Qualified Substitute Mortgage Loan as described above (other than with respect to any Mortgage Loan that is part of a Whole Loan, for which no substitution shall be permitted)); and provided, further, that with respect to the Extended Cure Period, the Seller shall have delivered an officer’s certificate to the Trustee, the Certificate Administrator (who shall promptly deliver a copy of such officer’s certificate electronically to the 17g-5 Information Provider with the subject line: “JPMCC 2017-JP7”), the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer and (with respect to any Mortgage Loan, prior to the occurrence of a Consultation Termination Event, but in no event with respect to any Mortgage Loan that is an Excluded Loan) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Defect will be cured within the Extended Cure Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the Certificateholders therein, and (subject to the Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or, if applicable, a Qualified Substitute Mortgage Loan (other than with respect to any Mortgage Loan that is part of a Whole Loan, for which no substitution shall be permitted) shall be substituted in lieu thereof without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Master Servicer for deposit into the Collection Account.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust Fund, the Master Servicer (in the case of Non-Specially Serviced Loans) or the Special Servicer (in the case of Specially Serviced Loans), on behalf of the Trust Fund (and, other than with respect to Excluded Loans, if no Control Termination Event has occurred and is continuing, with the consent of the Directing Certificateholder)) are able to agree upon the Loss of Value Payment for a Material Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage”, within the meaning of Code Section 860G(a)(3), may (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) not be cured by a Loss of Value Payment. Upon making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or substitute the related Mortgage Loan or otherwise cure such Material Defect.

If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase or substitute such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are the basis of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees and reimbursable expenses of the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(b) or Section 2.03(g), as applicable, of the Pooling and Servicing Agreement. No delay in either the discovery of a Material Defect on the part of any party to the Pooling and Servicing Agreement in providing notice of such Material Defect will relieve the Seller of its obligation to repurchase the related Mortgage Loan unless (i) the Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is the result of the failure by a party to this Agreement or the Pooling and Servicing Agreement to provide prompt notice as required by the terms hereof or of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay precludes the Seller from curing such Material Defect. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC Financing Statements with respect to such Mortgage Loan shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an Opinion of Counsel to the effect that such release in lieu of repurchase would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

Subject to the Seller’s right to cure as set forth above in this Section 6, and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, any of the following will cause a document in the Mortgage File delivered by the Seller for any Mortgage Loan to be deemed to have a “Defect” that constitutes a Material Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File either a copy of the Mortgage with evidence of recording thereon or a copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender’s title insurance policy (or, if such policy has not been issued or located, an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) called for by clause (viii) of the definition of “Mortgage File” in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File either a copy of the assignment with evidence of recording thereon or a copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; (e) the absence from the Mortgage File of any required letter of credit; or (f) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the mortgagee’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender’s title insurance policy, as provided in clause (viii) of the definition of “Mortgage File” in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender’s title insurance, shall not be considered a Material Defect with respect to any Mortgage File if such actual policy is delivered to the Trustee or the Custodian on its behalf within eighteen (18) months from the Closing Date. Also, notwithstanding the foregoing, to the extent the Seller has otherwise complied with its document delivery requirements under the Pooling and Servicing Agreement and this Agreement, in the event that the Trustee (or the Custodian on the Trustee’s behalf) has acknowledged receipt of a document that is part of the Mortgage File or the Seller can otherwise prove delivery of the document, and the Trustee (or the Custodian on the Trustee’s behalf) subsequently loses such document, the fact that such document is lost may not be utilized as the basis for a claim of a Material Defect against the Seller pursuant to this Section 6(e) and the Trustee (or the Custodian on the Trustee’s behalf, if so designated in the Pooling and Servicing Agreement) shall be responsible therefor in accordance with the Pooling and Servicing Agreement. In the event any document is lost by the Trustee (or the Custodian on its behalf), at the request of the Trustee and, at the Trustee’s individual expense or the expense of the Trust to the extent provided in Section 8.01 of the Pooling and Servicing Agreement, the Seller shall use commercially reasonable efforts to assist the Trustee (or any servicer on its behalf) in replacing such lost document.

With respect to any Non-Serviced Mortgage Loan sold to the Purchaser hereunder, the Seller agrees that if a Material Document Defect (as such term or any analogous term is defined in the related Non-Serviced PSA) under the related Non-Serviced PSA exists with respect to the related Non-Serviced Companion Loan(s) and the Seller repurchases the related Non-Serviced Companion Loan(s) from the related Non-Serviced Trust, then the Seller shall repurchase the related Mortgage Loan; provided, however, that the foregoing shall not apply to any Material Document Defect related to the promissory note for the related Non-Serviced Companion Loan(s).

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Material Defect does not constitute a Material Defect as to any other Crossed Underlying Loan in such Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Material Defect shall be deemed to constitute a Material Defect as to each other Crossed Underlying Loan in the related Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the

Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Material Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in such Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Underlying Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Underlying Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Underlying Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

The “Repurchase Price” with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term “Purchase Price” in the Pooling and Servicing Agreement. For the avoidance of doubt, the Repurchase Price shall not include liquidation fees payable to the Special Servicer in the event of any repurchase of a Mortgage Loan under this Agreement prior to the termination of the Extended Cure Period.

A “Qualified Substitute Mortgage Loan” with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

A “Substitution Shortfall Amount” with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of (A) the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee’s behalf, and (B) the Servicing File and other documents pertaining to such Mortgage Loan possessed by the Master Servicer or Special Servicer, or on the Master Servicer’s or Special Servicer’s behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee’s behalf, in respect of such repurchased or replaced Mortgage Loans.

The Purchaser shall provide to the Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Securities and Exchange Commission (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission. The Trust’s CIK# is 0001709967.

(f)          The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Note or Assignment of Mortgage for any Mortgage Loan or the examination of the Mortgage Files for any Mortgage Loan.

(g)          Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6. In addition, in the event that the Seller receives a Repurchase Request, the Seller shall promptly forward such Repurchase Request to the Master Servicer, if relating to a Non-Specially Serviced Loan, or to the Special Servicer, if relating to a Specially Serviced Loan or REO Property, in each case in the manner described in Section 2.02(g) of the Pooling and Servicing Agreement; provided, however, that the Seller shall not be required to notify the Master Servicer or Special Servicer, as applicable, of any such Repurchase Request if such Repurchase Request is received from a Repurchase Request Recipient. The Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Material Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

SECTION 7.     Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)          Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit E.

(b)          The Purchaser shall have received the following additional closing documents:

(i)          copies of the Seller’s articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

(ii)         a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty (60) days prior to the Closing Date;

(iii)        an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that, with respect to the Seller:

(A)          the Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

(B)          the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

(C)          all necessary action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors’ laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

(D)          the Seller’s execution and delivery of, and the Seller’s performance of its obligations under, each of this Agreement and the

Indemnification Agreement do not and will not conflict with the Seller’s organizational documents or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of its property or assets is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

(E)          there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel’s actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

(F)          no consent, approval, authorization, order, license, registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

(iv)       a letter from counsel of the Seller substantially to the effect that (A) nothing has come to such counsel’s attention that would lead such counsel to believe that the Preliminary Prospectus or Preliminary Private Placement Memorandum as of the Time of Sale, or the Prospectus or Final Private Placement Memorandum as of the date thereof or as of the Closing Date, contained or contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (B) that, with respect to information regarding the Seller, the Mortgage Loans, the related borrowers and the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB. All terms used in this clause (iv) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement.

(c)          The Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreements and the Underwriting Agreement.

(d)          The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(e)          The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 8.     Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham &Taft LLP, New York, New York, at 10:00 a.m. (New York City time), on July 31, 2017 or such other place and time as the parties shall agree (the actual date of such closing, the “Closing Date”). The parties hereto agree that time is of the essence with respect to this Agreement.

SECTION 9.     Expenses. The Seller shall pay its pro rata share (the Seller’s pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (ii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iii) the fees and disbursements of a firm of certified public accountants selected by the Purchaser with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Time of Sale Information, Prospectus or Final Private Placement Memorandum (each as defined in the Indemnification Agreement), including the cost of obtaining any “comfort letters” with respect to such items; (iv) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, if any, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (v) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, if any, including reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with printing (or otherwise reproducing) and delivering any Time of Sale Information, Prospectus or Final Private Placement Memorandum and the reproduction and delivery of this Agreement and the furnishing to the Underwriters and the Initial Purchaser of such copies of the Prospectus, Final Private Placement Memorandum and this Agreement as each Underwriter and Initial Purchaser may reasonably request; (vii) the fees of the rating agency or agencies requested to rate the Certificates; (viii) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Depositor; and (ix) the reasonable fees and expenses of Sidley Austin LLP, counsel to the Underwriters and the Initial Purchaser.

SECTION 10.     Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 11.     Governing Law; Submission to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 12.     No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6(a)(xiii) and Section 13.

SECTION 13.     Assignment. (a) The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including, without limitation, that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Material Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

(b)          The Asset Representations Reviewer shall be an express third party beneficiary of Sections 5(i), 5(j), 5(k) and 5(l) of this Agreement.

SECTION 14.     Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 383 Madison Avenue, 31st Floor, New York, New York 10179, email: US_CMBS_Notice@jpmorgan.com, Attention: Kunal K. Singh, with a copy to Bianca A. Russo, Esq., Managing Director & Associate General Counsel, 383 Madison Avenue, 32nd Floor, New York, New York 10179, email: US_CMBS_Notice@jpmorgan.com, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association at 383 Madison Avenue, 31st Floor, New York, New York 10179, email: US_CMBS_Notice@jpmorgan.com, Attention: Kunal K. Singh, with a copy to Bianca A. Russo, Managing Director & Associate General Counsel, 383 Madison Avenue, 32nd Floor, New York, New York 10179, email: US_CMBS_Notice@jpmorgan.com, and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such party.

SECTION 15.     Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser, the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing. The Pooling and Servicing Agreement shall identify the Seller as a third party beneficiary and may not be amended in any manner that materially and adversely affects the Seller’s rights as such without the Seller’s consent.

SECTION 16.     Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 17.     Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 18.     No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither the Purchaser nor the Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party hereto or make commitments on such other party’s behalf.

SECTION 19.     Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

* * * * * *

IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Dwayne McNicholas
Name: Dwayne McNicholas
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Dwayne McNicholas
Name: Dwayne McNicholas
Title: Vice President

JPMCC 2017-JP7 – Mortgage Loan Purchase Agreement (JPMCB)

SCHEDULE I

MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED

1.	Gateway Net Lease Portfolio

2.	Starwood Capital Group Hotel Portfolio

3.	211 Main Street

Sched. I-1

EXHIBIT A

MORTGAGE LOAN SCHEDULE

A-1

JPMCC 2017-JP7 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)	Original Principal Balance	Cut-off Principal Balance
1	JPMCB	245 Park Avenue Property LLC	245 Park Avenue	New York	NY	10167	New York	245 Park Avenue	1,723,993	Square Feet	3.66940	3.65615	75,000,000	75,000,000.00
2	JPMCB	ETCL Richmond, LLC; ETCL Westerville ADS, LLC; ETCL Fort Wayne, LLC; ETCL Ankeny, LLC; ETCL Grand Rapids, LLC; ETCL Mounds View, LLC; ETCL Springfield, LLC; ETCL Wausau, LLC; ETCL Mansfield, LLC; KIRCO ETCL CH Distribution II, LLC; ETCL Carrier, LLC; ETCL Fort Myers, LLC; ETCL Fort Myers Parking, LLC; ETCL Woodlands, LLC; ETCL Seguin Dist, LLC; ETCL Staunton, LLC; ETCL Stratford, LLC; ETCL Pompano, LLC; ETCL Pure Lafayette, LLC; ETCL Vegas, LLC; ETCL Tempe, LLC; ETCL H&E Columbia, LLC; ETCL H&E Greer, LLC; ETCL H&E New Orleans, LLC; ETCL H&E Oklahoma City, LLC; ETCL H&E San Antonio, LLC; ETCL Novi HB, LLC; ETCL Dallas I, LLC; ETCL New Braunfels, LLC; ETCL Salisbury, LLC; ETCL Toledo, LLC; ETCL Franklin Pro-Packaging, LLC; ETCL Franklin Trans-Packaging, LLC; ETCL Russellville, LLC; ETCL Fort Worth Ski, LLC; ETCL Longwood, LLC; ETCL Birmingham, LLC; ETCL Shakopee, LLC; ETCL Northpark, LLC; ETCL Sparrows Point, LLC; ETCL Barry Pointe Plasma, LLC; ETCL Casselberry Plasma, LLC	Various	Various	Various	Various	Various	Gateway Net Lease Portfolio	5,296,943	Square Feet	3.56283	3.54833	70,000,000	70,000,000.00
2.01	JPMCB		4300 Airport Expressway	Fort Wayne	IN	46809	Allen	BAE Facility	333,750	Square Feet	3.56283		5,830,210	5,830,210.33
2.02	JPMCB		825 Lordship Boulevard	Stratford	CT	06615	Fairfield	FedEx Ground (Stratford)	225,198	Square Feet	3.56283		5,616,061	5,616,061.19
2.03	JPMCB		6021 Bethlehem Boulevard	Edgemere	MD	21219	Baltimore	FedEx (Baltimore)	306,016	Square Feet	3.56283		5,170,363	5,170,363.29
2.04	JPMCB		30001 Cabot Drive	Novi	MI	48377	Oakland	Harman Becker	188,042	Square Feet	3.56283		4,118,356	4,118,355.64
2.05	JPMCB		3720 US Highway 52 South	Lafayette	IN	47905	Tippecanoe	GE Aviation (Lafayette)	306,406	Square Feet	3.56283		3,922,945	3,922,944.55
2.06	JPMCB		2155 East GoDaddy Way	Tempe	AZ	85284	Maricopa	GoDaddy	150,000	Square Feet	3.56283		3,477,247	3,477,246.65
2.07	JPMCB		16011 Applewhite Road	San Antonio	TX	78264	Bexar	Carrier	517,000	Square Feet	3.56283		3,431,740	3,431,739.96
2.08	JPMCB		8686 New Trails Drive	The Woodlands	TX	77381	Montgomery	Emerus	95,640	Square Feet	3.56283		2,790,631	2,790,630.98
2.09	JPMCB		6000 Rosa Parks Boulevard	Detroit	MI	48208	Wayne	Cardinal Health	275,951	Square Feet	3.56283		2,714,340	2,714,340.34
2.10	JPMCB		501 Shenandoah Drive	Shakopee	MN	55379	Scott	Tyco Electronics	176,648	Square Feet	3.56283		2,687,572	2,687,571.70
2.11	JPMCB		2348 FM 464	Seguin	TX	78155	Guadalupe	FCA/Caterpillar	300,000	Square Feet	3.56283		2,532,314	2,532,313.58
2.12	JPMCB		7 Industry Way	Staunton	VA	24401	Staunton City	FedEx Ground (Staunton)	225,198	Square Feet	3.56283		2,130,784	2,130,783.94
2.13	JPMCB		1 & 3 World Packaging Circle	Franklin	WI	53132	Milwaukee	Quad Packaging (Proteus) - Franklin Business Park	205,000	Square Feet	3.56283		1,782,792	1,782,791.59
2.14	JPMCB		2 & 4 World Packaging Circle	Franklin	WI	53132	Milwaukee	Quad Packaging (Transpak) - Franklin Business Park	218,000	Square Feet	3.56283		1,765,392	1,765,391.97
2.15	JPMCB		820 Tom Martin Drive	Birmingham	AL	35211	Jefferson	T-Mobile Call Center	66,500	Square Feet	3.56283		1,647,610	1,647,609.95
2.16	JPMCB		1727 South Main Street	Dallas	TX	75261	Dallas	Sikorsky Aircraft R&D Facility	150,975	Square Feet	3.56283		1,595,411	1,595,411.09
2.17	JPMCB		8580 Evans Avenue	Berkeley	MO	63134	Saint Louis	Vatterott College	90,000	Square Feet	3.56283		1,480,306	1,480,305.93
2.18	JPMCB		12645 Corporate Lakes Drive	Fort Myers	FL	33913	Lee	Comcast	57,260	Square Feet	3.56283		1,327,725	1,327,724.66
2.19	JPMCB		5400 International Trade Drive	Richmond	VA	23231	Henrico	Alfa Laval Plant	180,252	Square Feet	3.56283		1,211,281	1,211,281.07
2.20	JPMCB		5545 Goodwin Lane	New Braunfels	TX	78130	Guadalupe	LKQ (New Braunfels)	98,771	Square Feet	3.56283		1,195,220	1,195,219.88
2.21	JPMCB		1375 North 28th Avenue	Irving	TX	75063	Dallas	Hitachi	72,056	Square Feet	3.56283		1,141,683	1,141,682.60
2.22	JPMCB		2503 South Main Street	Mansfield	PA	16933	Tioga	Cameron International	75,000	Square Feet	3.56283		1,085,468	1,085,468.45
2.23	JPMCB		220 West Schrock Road	Westerville	OH	43081	Franklin	Alliance Data Systems Office	100,800	Square Feet	3.56283		1,029,254	1,029,254.31
2.24	JPMCB		140 Wekiva Springs Road	Longwood	FL	32779	Seminole	Synchrony Financial	67,775	Square Feet	3.56283		958,317	958,317.40
2.25	JPMCB		9500 Northeast 82nd Terrace	Kansas City	MO	64158	Clay	Baxalta (Barry Pointe)	16,686	Square Feet	3.56283		734,799	734,799.23
2.26	JPMCB		1385 State Road 436	Casselberry	FL	32707	Seminole	Baxalta (Casselberry)	16,694	Square Feet	3.56283		700,000	700,000.00
2.27	JPMCB		2325 County Road 10	Mounds View	MN	55112	Ramsey	Baxalta (Mounds View)	16,694	Square Feet	3.56283		661,185	661,185.47
2.28	JPMCB		2670 East Paris Avenue Southeast	Grand Rapids	MI	49546	Kent	Baxalta (Grand Rapids)	16,694	Square Feet	3.56283		659,847	659,847.04
2.29	JPMCB		4265 West Tompkins Avenue	Las Vegas	NV	89103	Clark	Gerdau	46,976	Square Feet	3.56283		659,847	659,847.04
2.30	JPMCB		3201 Rib Mountain Drive	Wausau	WI	54401	Marathon	Baxalta (Wausau)	16,694	Square Feet	3.56283		642,447	642,447.42
2.31	JPMCB		1815 McCurry Road	Springfield	MO	65807	Greene	Baxalta (Springfield)	16,694	Square Feet	3.56283		623,709	623,709.37
2.32	JPMCB		1001 Carrier Drive	Charlotte	NC	28216	Mecklenburg	LKQ (Salisbury)	205,100	Square Feet	3.56283		623,709	623,709.37
2.33	JPMCB		725 Southeast Oralabor Road	Ankeny	IA	50021	Polk	Baxalta (Ankeny)	16,694	Square Feet	3.56283		588,910	588,910.13
2.34	JPMCB		5327 & 5423 Tex-Con Road	San Antonio	TX	78220	Bexar	H&E Equipment Services (San Antonio)	26,535	Square Feet	3.56283		516,635	516,634.80
2.35	JPMCB		4202 Almonaster Avenue	New Orleans	LA	70126	Orleans	H&E Equipment Services (New Orleans)	18,808	Square Feet	3.56283		485,851	485,850.86
2.36	JPMCB		2705 Gateway Drive	Pompano Beach	FL	33069	Broward	GE Aviation (Pompano)	30,892	Square Feet	3.56283		455,067	455,066.92
2.37	JPMCB		30 Sibley Drive	Russellville	AL	35654	Franklin	Saint-Gobain Warehouse	102,950	Square Feet	3.56283		409,560	409,560.23
2.38	JPMCB		1031 Buckner Park Drive	Columbia	SC	29203	Richland	H&E Equipment Services (Columbia)	19,380	Square Feet	3.56283		405,545	405,544.93
2.39	JPMCB		10700 Northwest 4th Street	Yukon	OK	73099	Canadian	H&E Equipment Services (Yukon)	19,608	Square Feet	3.56283		400,191	400,191.20
2.40	JPMCB		6180 Hagman Road	Toledo	OH	43612	Lucas	LKQ (Toledo)	207,998	Square Feet	3.56283		398,853	398,852.77
2.41	JPMCB		585 Brookshire Road	Greer	SC	29651	Spartanburg	H&E Equipment Services (Greer)	19,608	Square Feet	3.56283		390,822	390,822.18
3	JPMCB	Treeview Industrial I LLC	Various	Various	Various	Various	Various	Treeview Industrial Portfolio	3,168,642	Square Feet	4.24400	4.22555	65,000,000	65,000,000.00
3.01	JPMCB		9999 Olson Drive	San Diego	CA	92121	San Diego	Eastgate	200,000	Square Feet	4.24400		10,555,326	10,555,326.08
3.02	JPMCB		1405 Worldwide Boulevard	Hebron	KY	41048	Boone	1405 Worldwide	525,000	Square Feet	4.24400		8,793,309	8,793,309.20
3.03	JPMCB		1200 Worldwide Boulevard	Hebron	KY	41048	Boone	1200 Worldwide	520,000	Square Feet	4.24400		8,457,686	8,457,685.60
3.04	JPMCB		1790 South 5200 West	Salt Lake City	UT	84104	Salt Lake	Landmark	328,717	Square Feet	4.24400		7,383,694	7,383,693.72
3.05	JPMCB		1100 Laval Boulevard	Lawrenceville	GA	30043	Gwinnett	100 Corporate Lakes	346,614	Square Feet	4.24400		4,866,526	4,866,525.56
3.06	JPMCB		2101 Design Road	Arlington	TX	76014	Tarrant	Design Road	201,600	Square Feet	4.24400		4,279,186	4,279,186.08
3.07	JPMCB		2055 Global Way	Hebron	KY	41048	Boone	2055 Global Way	207,222	Square Feet	4.24400		3,725,409	3,725,408.96
3.08	JPMCB		1942 Sabre Street	Hayward	CA	94545	Alameda	Sabre Street	83,854	Square Feet	4.24400		3,530,748	3,530,748.00
3.09	JPMCB		2205 Global Way	Hebron	KY	41048	Boone	2205 Global Way	184,800	Square Feet	4.24400		3,356,225	3,356,224.56
3.10	JPMCB		1280 Lakes Parkway	Lawrenceville	GA	30043	Gwinnett	1280 Corporate Lakes	164,383	Square Feet	4.24400		2,684,979	2,684,979.44
3.11	JPMCB		11 Boulden Circle	New Castle	DE	19720	New Castle	11 Boulden Circle	122,516	Square Feet	4.24400		2,617,855	2,617,855.24
3.12	JPMCB		1300 Lakes Parkway	Lawrenceville	GA	30043	Gwinnett	1300 Corporate Lakes	139,980	Square Feet	4.24400		2,349,357	2,349,357.40
3.13	JPMCB		7 Boulden Circle	New Castle	DE	19720	New Castle	7 Boulden Circle	82,118	Square Feet	4.24400		1,225,022	1,225,021.72
3.14	JPMCB		2 Boulden Circle	New Castle	DE	19720	New Castle	2 Boulden Circle	61,838	Square Feet	4.24400		1,174,678	1,174,678.44
4	JPMCB/SMF VI	LL Folsom, L.P.; LL Hillsboro, L.P.; LL Milpitas, L.P.; LL Pleasanton, L.P.; LL Campbell, L.P.; LL South San Francisco, L.P.; LL Roseville, L.P.; LL Bellevue, L.P.; LL Sunnyvale, L.P.; LL Sacramento, L.P.; LL Renton, L.P.; FH-Hotel Bloomington, L.P.; FH-Hotel Kokomo, L.P.; FH-Hotel Oakdale, L.P.; FH-Hotel Ann Arbor, L.P.; FH-Hotel South Bend, L.P.; FH-Hotel Peoria, L.P.; FH-Hotel Maumee, L.P.; FH-Hotel Warrenville, L.P.; FH-Hotel South Franklin, L.P.; FH-Hotel Normal, L.P.; FH-Grandville, L.P.; TXHP Buda 1, L.L.C.; TXHP Paris 2, L.L.C.; TXHP Humble, L.L.C.; TXHP Buda 2, L.L.C.; TXHP Decatur, L.L.C.; TXHP Sweetwater, L.L.C.; TXHP Waco 1, L.L.C.; TXHP Longview 1, L.L.C.; TXHP Altus, L.L.C.; TXHP Arlington, L.L.C.; TXHP Huntsville, L.L.C.; TXHP Tyler 1, L.L.C.; TXHP Texarkana 2, L.L.C.; TXHP Paris 1, L.L.C.; TXHP Terrell, L.L.C.; TXHP Texarkana 1, L.L.C.; TXHP Weatherford, L.L.C.; TXHP Tyler 2, L.L.C.; TXHP Wichita Falls, L.L.C.; TXHP Lufkin 1, L.L.C.; Hotel Fishers, L.P.; Hotel Louisville, L.P.; Hotel Stow, L.P.; Hotel Morehead City, L.P.; IM Chico 1, L.P.; VIII-HII-Valley School Road, L.L.C.; VIII-HII-Stetler Avenue, L.L.C.; VIII-HII-7 Hampton Court, L.L.C.; VIII-HII-Raritan Center Pkwy, L.L.C.; VIII-HII-Laura Blvd., L.L.C.; VIII-HII-Baltimore Avenue, L.L.C.; VIII-HII-Richmond Road, L.L.C.; VIII-HII-Richmond Road 2, L.L.C.; Midwest Heritage Inn of Racine, L.P.; Midwest Heritage Inn of Shawnee, L.P.; Midwest Heritage Inn of Cheyenne, L.P.; F.I. Management of Mankato, L.P.; R.I. Heritage Inn of Peoria AZ, L.P.; H.S. Heritage Inn of Grand Rapids, L.P.; H.S. Heritage Inn of Toledo, L.P.; Heritage Inn Number LII. Limited Partnership; Heritage Inn Number XL. Limited Partnership; LL Folsom Opco, L.L.C.; LL Hillsboro Opco, L.L.C.; LL Milpitas Opco, L.L.C.; LL Pleasanton Opco, L.L.C.; LL Campbell Opco, L.L.C.; LL South San Francisco Opco, L.L.C.; LL Roseville Opco, L.L.C.; LL Bellevue Opco, L.L.C.; LL Sunnyvale Opco, L.L.C.; LL Sacramento Opco, L.L.C.; LL Renton Opco, L.L.C.; FH-Hotel Bloomington Opco, L.L.C.; FH-Hotel Kokomo Opco, L.L.C.; FH-Hotel Oakdale Opco, L.L.C.; FH-Hotel Ann Arbor Opco, L.L.C.; FH-Hotel South Bend Opco, L.L.C.; FH-Hotel Peoria Opco, L.L.C.; FH-Hotel Maumee Opco, L.L.C.; FH-Hotel Warrenville Opco, L.L.C.; FH-Hotel South Franklin Opco, L.L.C.; FH-Hotel Normal Opco, L.L.C.; FH-Hotel Grandville Opco, L.L.C.; TXHP Buda 1 Opco, L.L.C.; TXHP Paris 2 Opco, L.L.C.; TXHP Humble Opco, L.L.C.; TXHP Buda 2 Opco, L.L.C.; TXHP Decatur Opco, L.L.C.; TXHP Sweetwater Opco, L.L.C.; TXHP Waco 1 Opco, L.L.C.; TXHP Longview 1 Opco, L.L.C.; TXHP Altus Opco, L.L.C.; TXHP Arlington Opco, L.L.C.; TXHP Huntsville Opco, L.L.C.; TXHP Tyler 1 Opco, L.L.C.; TXHP Texarkana 2 Opco, L.L.C.; TXHP Paris 1 Opco, L.L.C.; TXHP Terrell Opco, L.L.C.; TXHP Texarkana 1 Opco, L.L.C.; TXHP Weatherford Opco, L.L.C.; TXHP Tyler 2 Opco, L.L.C.; TXHP Wichita Falls Opco, L.L.C.; TXHP Lufkin 1 Opco, L.L.C.; Hotel Fishers Opco, L.L.C.; Hotel Louisville Opco, L.L.C.; Hotel Stow Opco, L.L.C.; Hotel Morehead City Opco, L.L.C.; IM Chico 1 Opco, L.L.C.; VIII-HII-Valley School Road Opco, L.L.C.; VIII-HII-Stetler Avenue Opco, L.L.C.; VIII-HII-7 Hampton Court Opco, L.L.C.; VIII-HII-Raritan Center Pkwy Opco, L.L.C.; VIII-HII-Laura Blvd. Opco, L.L.C.; VIII-HII-Baltimore Avenue Opco, L.L.C.; VIII-HII-Richmond Road Opco, L.L.C.; VIII-HII-Richmond Road 2 Opco, L.L.C.; Midwest Heritage Inn of Racine Opco, L.L.C.; Midwest Heritage Inn of Shawnee Opco, L.L.C.; Midwest Heritage Inn of Cheyenne Opco, L.L.C.; F.I. Management of Mankato Opco, L.L.C.; R.I. Heritage Inn Of Peoria AZ Opco, L.L.C.; H.S. Heritage Inn Of Grand Rapids Opco, L.L.C.; H.S. Heritage Inn of Toledo Opco, L.L.C.; Heritage Inn Number LII. Opco, L.L.C.; Heritage Inn Number XL. Opco, L.L.C.	Various	Various	Various	Various	Various	Starwood Capital Group Hotel Portfolio	6,366	Rooms	4.48600	4.47150	60,000,000	60,000,000.00
4.01	JPMCB/SMF VI		748 North Mathilda Avenue	Sunnyvale	CA	94085	Santa Clara	Larkspur Landing Sunnyvale	126	Rooms	4.48600		3,540,949	3,540,949.00
4.02	JPMCB/SMF VI		40 Ranch Drive	Milpitas	CA	95035	Santa Clara	Larkspur Landing Milpitas	124	Rooms	4.48600		2,983,641	2,983,641.00
4.03	JPMCB/SMF VI		550 West Hamilton Avenue	Campbell	CA	95008	Santa Clara	Larkspur Landing Campbell	117	Rooms	4.48600		2,623,429	2,623,429.00
4.04	JPMCB/SMF VI		690 Gateway Boulevard	South San Francisco	CA	94080	San Mateo	Larkspur Landing San Francisco	111	Rooms	4.48600		2,161,270	2,161,270.00
4.05	JPMCB/SMF VI		5535 Johnson Drive	Pleasanton	CA	94588	Alameda	Larkspur Landing Pleasanton	124	Rooms	4.48600		2,113,695	2,113,695.00
4.06	JPMCB/SMF VI		15805 Southeast 37th Street	Bellevue	WA	98006	King	Larkspur Landing Bellevue	126	Rooms	4.48600		1,882,616	1,882,616.00
4.07	JPMCB/SMF VI		555 Howe Avenue	Sacramento	CA	95825	Sacramento	Larkspur Landing Sacramento	124	Rooms	4.48600		1,406,865	1,406,865.00
4.08	JPMCB/SMF VI		2300 Green Road	Ann Arbor	MI	48105	Washtenaw	Hampton Inn Ann Arbor North	129	Rooms	4.48600		1,372,882	1,372,882.00
4.09	JPMCB/SMF VI		3133 Northeast Shute Road	Hillsboro	OR	97124	Washington	Larkspur Landing Hillsboro	124	Rooms	4.48600		1,372,882	1,372,882.00
4.10	JPMCB/SMF VI		1701 East Valley Road	Renton	WA	98057	King	Larkspur Landing Renton	127	Rooms	4.48600		1,359,290	1,359,290.00
4.11	JPMCB/SMF VI		1311 Wet N Wild Way	Arlington	TX	76011	Tarrant	Holiday Inn Arlington Northeast Rangers Ballpark	147	Rooms	4.48600		1,304,918	1,304,918.00
4.12	JPMCB/SMF VI		1370 Arrowhead Drive	Maumee	OH	43537	Lucas	Residence Inn Toledo Maumee	108	Rooms	4.48600		1,291,325	1,291,325.00
4.13	JPMCB/SMF VI		1648 Richmond Road	Williamsburg	VA	23185	Williamsburg City	Residence Inn Williamsburg	108	Rooms	4.48600		1,236,954	1,236,954.00
4.14	JPMCB/SMF VI		2501 Marketplace Drive	Waco	TX	76711	McLennan	Hampton Inn Suites Waco South	123	Rooms	4.48600		1,141,803	1,141,803.00
4.15	JPMCB/SMF VI		447 Farmington Avenue	Louisville	KY	40209	Jefferson	Holiday Inn Louisville Airport Fair Expo	106	Rooms	4.48600		1,121,414	1,121,414.00
4.16	JPMCB/SMF VI		7424 South Broadway Avenue	Tyler	TX	75703	Smith	Courtyard Tyler	121	Rooms	4.48600		1,101,025	1,101,025.00
4.17	JPMCB/SMF VI		50 Raritan Center Parkway	Edison	NJ	08837	Middlesex	Hilton Garden Inn Edison Raritan Center	132	Rooms	4.48600		1,101,025	1,101,025.00
4.18	JPMCB/SMF VI		420 Inwood Avenue North	Oakdale	MN	55128	Washington	Hilton Garden Inn St Paul Oakdale	116	Rooms	4.48600		1,087,432	1,087,432.00
4.19	JPMCB/SMF VI		3451 Rivertown Point Court Southwest	Grandville	MI	49418	Kent	Residence Inn Grand Rapids West	90	Rooms	4.48600		1,073,839	1,073,839.00
4.20	JPMCB/SMF VI		8435 West Paradise Lane	Peoria	AZ	85382	Maricopa	Peoria, AZ Residence Inn	90	Rooms	4.48600		1,067,042	1,067,042.00
4.21	JPMCB/SMF VI		320 South Towanda Avenue	Normal	IL	61761	McLean	Hampton Inn Suites Bloomington Normal	128	Rooms	4.48600		1,060,246	1,060,246.00
4.22	JPMCB/SMF VI		2481 Carmichael Drive	Chico	CA	95928	Butte	Courtyard Chico	90	Rooms	4.48600		1,039,857	1,039,857.00
4.23	JPMCB/SMF VI		2920 South Reed Road	Kokomo	IN	46902	Howard	Hampton Inn Suites Kokomo	105	Rooms	4.48600		1,005,874	1,005,874.00
4.24	JPMCB/SMF VI		52709 State Road 933	South Bend	IN	46637	Saint Joseph	Hampton Inn Suites South Bend	117	Rooms	4.48600		1,005,874	1,005,874.00
4.25	JPMCB/SMF VI		3800 Tarry Street	Wichita Falls	TX	76308	Wichita	Courtyard Wichita Falls	93	Rooms	4.48600		958,299	958,299.00
4.26	JPMCB/SMF VI		4035 Arendell Street	Morehead City	NC	28557	Carteret	Hampton Inn Morehead	118	Rooms	4.48600		931,113	931,113.00
4.27	JPMCB/SMF VI		2485 Carmichael Drive	Chico	CA	95928	Butte	Residence Inn Chico	78	Rooms	4.48600		903,928	903,928.00
4.28	JPMCB/SMF VI		2130 South First Street	Lufkin	TX	75901	Angelina	Courtyard Lufkin	101	Rooms	4.48600		863,149	863,149.00
4.29	JPMCB/SMF VI		1164 Harrisburg Pike	Carlisle	PA	17013	Cumberland	Hampton Inn Carlisle	97	Rooms	4.48600		856,352	856,352.00
4.30	JPMCB/SMF VI		1644 Richmond Road	Williamsburg	VA	23185	Williamsburg City	Springhill Suites Williamsburg	120	Rooms	4.48600		856,352	856,352.00
4.31	JPMCB/SMF VI		120 South Fairfield Drive	Bloomington	IN	47404	Monroe	Fairfield Inn Bloomington	105	Rooms	4.48600		849,556	849,556.00
4.32	JPMCB/SMF VI		501 South University	Waco	TX	76706	McLennan	Waco Residence Inn	78	Rooms	4.48600		829,167	829,167.00
4.33	JPMCB/SMF VI		9791 North by Northeast Boulevard	Fishers	IN	46037	Hamilton	Holiday Inn Express Fishers	115	Rooms	4.48600		774,795	774,795.00
4.34	JPMCB/SMF VI		121 Iron Point Road	Folsom	CA	95630	Sacramento	Larkspur Landing Folsom	84	Rooms	4.48600		754,406	754,406.00
4.35	JPMCB/SMF VI		4305 Weaver Parkway	Warrenville	IL	60555	DuPage	Springhill Suites Chicago Naperville Warrenville	128	Rooms	4.48600		713,627	713,627.00
4.36	JPMCB/SMF VI		3025 Northeast Loop 286	Paris	TX	75460	Lamar	Holiday Inn Express & Suites Paris	84	Rooms	4.48600		706,831	706,831.00
4.37	JPMCB/SMF VI		1410 Arrowhead Drive	Maumee	OH	43537	Lucas	Toledo Homewood Suites	78	Rooms	4.48600		706,831	706,831.00
4.38	JPMCB/SMF VI		3920 Stahl Drive	Grand Rapids	MI	49546	Kent	Grand Rapids Homewood Suites	78	Rooms	4.48600		686,441	686,441.00
4.39	JPMCB/SMF VI		1415 Stillwater Avenue	Cheyenne	WY	82009	Laramie	Cheyenne Fairfield Inn and Suites	60	Rooms	4.48600		638,866	638,866.00
4.40	JPMCB/SMF VI		13700 Baltimore Avenue	Laurel	MD	20707	Prince Georges	Fairfield Inn Laurel	109	Rooms	4.48600		638,866	638,866.00
4.41	JPMCB/SMF VI		4047 Bridgewater Parkway	Stow	OH	44224	Summit	Courtyard Akron Stow	101	Rooms	4.48600		625,273	625,273.00
4.42	JPMCB/SMF VI		1931 Taylor Road	Roseville	CA	95661	Placer	Larkspur Landing Roseville	90	Rooms	4.48600		591,291	591,291.00
4.43	JPMCB/SMF VI		105 South Franklin Road	Bloomington	IN	47404	Monroe	Towneplace Suites Bloomington	83	Rooms	4.48600		591,291	591,291.00
4.44	JPMCB/SMF VI		97 Old Valley School Road	Danville	PA	17821	Montour	Hampton Inn Danville	71	Rooms	4.48600		584,494	584,494.00
4.45	JPMCB/SMF VI		10 Laura Boulevard	Norwich	CT	06360	New London	Holiday Inn Norwich	135	Rooms	4.48600		577,698	577,698.00
4.46	JPMCB/SMF VI		3044 North Eastman Road	Longview	TX	75605	Gregg	Hampton Inn Suites Longview North	91	Rooms	4.48600		570,902	570,902.00
4.47	JPMCB/SMF VI		2701 West Lake Avenue	Peoria	IL	61615	Peoria	Springhill Suites Peoria Westlake	124	Rooms	4.48600		570,902	570,902.00
4.48	JPMCB/SMF VI		1201 Cabelas Drive	Buda	TX	78610	Hays	Hampton Inn Suites Buda	74	Rooms	4.48600		564,105	564,105.00
4.49	JPMCB/SMF VI		4851 North Kickapoo	Shawnee	OK	74804	Pottawatomie	Shawnee Hampton Inn	63	Rooms	4.48600		564,105	564,105.00
4.50	JPMCB/SMF VI		6421 Washington Avenue	Racine	WI	53406	Racine	Racine Fairfield Inn	62	Rooms	4.48600		550,512	550,512.00
4.51	JPMCB/SMF VI		3 Stetler Avenue	Shamokin Dam	PA	17876	Snyder	Hampton Inn Selinsgrove Shamokin Dam	75	Rooms	4.48600		536,919	536,919.00
4.52	JPMCB/SMF VI		300 Tanger Drive	Terrell	TX	75160	Kaufman	Holiday Inn Express & Suites Terrell	68	Rooms	4.48600		509,734	509,734.00
4.53	JPMCB/SMF VI		2424 Rogerdale Road	Houston	TX	77042	Harris	Westchase Homewood Suites	96	Rooms	4.48600		493,368	493,368.00
4.54	JPMCB/SMF VI		2421 East Southeast Loop 323	Tyler	TX	75701	Smith	Holiday Inn Express & Suites Tyler South	88	Rooms	4.48600		489,344	489,344.00
4.55	JPMCB/SMF VI		148 Interstate 45 South	Huntsville	TX	77340	Walker	Holiday Inn Express & Suites Huntsville	87	Rooms	4.48600		468,955	468,955.00
4.56	JPMCB/SMF VI		302 Southeast Georgia Avenue	Sweetwater	TX	79556	Nolan	Hampton Inn Sweetwater	72	Rooms	4.48600		428,176	428,176.00
4.57	JPMCB/SMF VI		15295 South Interstate 35 Building 800	Buda	TX	78610	Hays	Comfort Suites Buda Austin South	72	Rooms	4.48600		360,212	360,212.00
4.58	JPMCB/SMF VI		175 Alford Drive	Weatherford	TX	76087	Parker	Fairfield Inn & Suites Weatherford	86	Rooms	4.48600		339,822	339,822.00
4.59	JPMCB/SMF VI		2812 East Broadway	Altus	OK	73521	Jackson	Holiday Inn Express & Suites Altus	68	Rooms	4.48600		275,367	275,367.00
4.60	JPMCB/SMF VI		3035 Northeast Loop 286	Paris	TX	75460	Lamar	Comfort Inn & Suites Paris	56	Rooms	4.48600		244,672	244,672.00
4.61	JPMCB/SMF VI		110 South Highway 81/287	Decatur	TX	76234	Wise	Hampton Inn Suites Decatur	74	Rooms	4.48600		234,134	234,134.00
4.62	JPMCB/SMF VI		5210 Crossroads Parkway	Texarkana	AR	71854	Miller	Holiday Inn Express & Suites Texarkana East	88	Rooms	4.48600		216,817	216,817.00
4.63	JPMCB/SMF VI		141 Apache Place	Mankato	MN	56001	Blue Earth	Mankato Fairfield Inn	61	Rooms	4.48600		194,296	194,296.00
4.64	JPMCB/SMF VI		2901 South Cowhorn Creek Loop	Texarkana	TX	75503	Bowie	Candlewood Suites Texarkana	80	Rooms	4.48600		150,221	150,221.00
4.65	JPMCB/SMF VI		20611 Highway 59	Humble	TX	77338	Harris	Country Inn & Suites Houston Intercontinental Airport East	62	Rooms	4.48600		142,664	142,664.00
5	JPMCB	ESRT First Stamford Place SPE, L.L.C.	100-300 First Stamford Place	Stamford	CT	06902	Fairfield	First Stamford Place	810,471	Square Feet	4.08780	4.06935	60,000,000	60,000,000.00
6	JPMCB	BPP 211 Main Owner LLC	211 Main Street	San Francisco	CA	94105	San Francisco	211 Main Street	417,266	Square Feet	3.55470	3.54020	45,000,000	45,000,000.00
7	JPMCB	West Town Mall, LLC	7600 Kingston Pike	Knoxville	TN	37919	Knox	West Town Mall	772,503	Square Feet	4.37000	4.35550	30,000,000	30,000,000.00
9	JPMCB	Torre Plaza Associates, LLC	10201 Torre Avenue	Cupertino	CA	95014	Santa Clara	Torre Plaza	88,580	Square Feet	3.86100	3.83505	25,000,000	25,000,000.00
10	JPMCB	Crystal Investors Florida, LLC	2500 North Military Trail	Boca Raton	FL	33431	Palm Beach	Crystal Corporate Center	128,411	Square Feet	4.97000	4.95155	23,000,000	23,000,000.00
28	JPMCB	Main Street Court, LLC	236 East Delaware Avenue	Newark	DE	19711	New Castle	Main Street Court	55	Units	4.98000	4.96155	8,000,000	8,000,000.00

JPMCC 2017-JP7 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Monthly Payment	Servicing Fee Rate	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan
1	JPMCB	245 Park Avenue Property LLC	120	119	06/01/27	0	0	232,522.74	0.00375	Actual/360	No		Fee	No
2	JPMCB	ETCL Richmond, LLC; ETCL Westerville ADS, LLC; ETCL Fort Wayne, LLC; ETCL Ankeny, LLC; ETCL Grand Rapids, LLC; ETCL Mounds View, LLC; ETCL Springfield, LLC; ETCL Wausau, LLC; ETCL Mansfield, LLC; KIRCO ETCL CH Distribution II, LLC; ETCL Carrier, LLC; ETCL Fort Myers, LLC; ETCL Fort Myers Parking, LLC; ETCL Woodlands, LLC; ETCL Seguin Dist, LLC; ETCL Staunton, LLC; ETCL Stratford, LLC; ETCL Pompano, LLC; ETCL Pure Lafayette, LLC; ETCL Vegas, LLC; ETCL Tempe, LLC; ETCL H&E Columbia, LLC; ETCL H&E Greer, LLC; ETCL H&E New Orleans, LLC; ETCL H&E Oklahoma City, LLC; ETCL H&E San Antonio, LLC; ETCL Novi HB, LLC; ETCL Dallas I, LLC; ETCL New Braunfels, LLC; ETCL Salisbury, LLC; ETCL Toledo, LLC; ETCL Franklin Pro-Packaging, LLC; ETCL Franklin Trans-Packaging, LLC; ETCL Russellville, LLC; ETCL Fort Worth Ski, LLC; ETCL Longwood, LLC; ETCL Birmingham, LLC; ETCL Shakopee, LLC; ETCL Northpark, LLC; ETCL Sparrows Point, LLC; ETCL Barry Pointe Plasma, LLC; ETCL Casselberry Plasma, LLC	84	83	06/05/24	0	0	210,718.30	0.00500	Actual/360	No		Fee/Leasehold	No
2.01	JPMCB		84	83		0	0						Fee
2.02	JPMCB		84	83		0	0						Fee
2.03	JPMCB		84	83		0	0						Leasehold
2.04	JPMCB		84	83		0	0						Fee
2.05	JPMCB		84	83		0	0						Fee
2.06	JPMCB		84	83		0	0						Leasehold
2.07	JPMCB		84	83		0	0						Fee
2.08	JPMCB		84	83		0	0						Fee
2.09	JPMCB		84	83		0	0						Fee
2.10	JPMCB		84	83		0	0						Fee
2.11	JPMCB		84	83		0	0						Fee
2.12	JPMCB		84	83		0	0						Fee
2.13	JPMCB		84	83		0	0						Fee
2.14	JPMCB		84	83		0	0						Fee
2.15	JPMCB		84	83		0	0						Fee
2.16	JPMCB		84	83		0	0						Leasehold
2.17	JPMCB		84	83		0	0						Fee
2.18	JPMCB		84	83		0	0						Fee
2.19	JPMCB		84	83		0	0						Fee
2.20	JPMCB		84	83		0	0						Fee
2.21	JPMCB		84	83		0	0						Leasehold
2.22	JPMCB		84	83		0	0						Fee
2.23	JPMCB		84	83		0	0						Fee
2.24	JPMCB		84	83		0	0						Fee
2.25	JPMCB		84	83		0	0						Fee
2.26	JPMCB		84	83		0	0						Fee
2.27	JPMCB		84	83		0	0						Fee
2.28	JPMCB		84	83		0	0						Fee
2.29	JPMCB		84	83		0	0						Fee
2.30	JPMCB		84	83		0	0						Fee
2.31	JPMCB		84	83		0	0						Fee
2.32	JPMCB		84	83		0	0						Fee
2.33	JPMCB		84	83		0	0						Fee
2.34	JPMCB		84	83		0	0						Fee
2.35	JPMCB		84	83		0	0						Fee
2.36	JPMCB		84	83		0	0						Fee
2.37	JPMCB		84	83		0	0						Fee
2.38	JPMCB		84	83		0	0						Fee
2.39	JPMCB		84	83		0	0						Fee
2.40	JPMCB		84	83		0	0						Fee
2.41	JPMCB		84	83		0	0						Fee
3	JPMCB	Treeview Industrial I LLC	121	121	08/01/27	0	0	233,076.16	0.00500	Actual/360	No		Fee	No
3.01	JPMCB		121	121		0	0						Fee
3.02	JPMCB		121	121		0	0						Fee
3.03	JPMCB		121	121		0	0						Fee
3.04	JPMCB		121	121		0	0						Fee
3.05	JPMCB		121	121		0	0						Fee
3.06	JPMCB		121	121		0	0						Fee
3.07	JPMCB		121	121		0	0						Fee
3.08	JPMCB		121	121		0	0						Fee
3.09	JPMCB		121	121		0	0						Fee
3.10	JPMCB		121	121		0	0						Fee
3.11	JPMCB		121	121		0	0						Fee
3.12	JPMCB		121	121		0	0						Fee
3.13	JPMCB		121	121		0	0						Fee
3.14	JPMCB		121	121		0	0						Fee
4	JPMCB/SMF VI	LL Folsom, L.P.; LL Hillsboro, L.P.; LL Milpitas, L.P.; LL Pleasanton, L.P.; LL Campbell, L.P.; LL South San Francisco, L.P.; LL Roseville, L.P.; LL Bellevue, L.P.; LL Sunnyvale, L.P.; LL Sacramento, L.P.; LL Renton, L.P.; FH-Hotel Bloomington, L.P.; FH-Hotel Kokomo, L.P.; FH-Hotel Oakdale, L.P.; FH-Hotel Ann Arbor, L.P.; FH-Hotel South Bend, L.P.; FH-Hotel Peoria, L.P.; FH-Hotel Maumee, L.P.; FH-Hotel Warrenville, L.P.; FH-Hotel South Franklin, L.P.; FH-Hotel Normal, L.P.; FH-Grandville, L.P.; TXHP Buda 1, L.L.C.; TXHP Paris 2, L.L.C.; TXHP Humble, L.L.C.; TXHP Buda 2, L.L.C.; TXHP Decatur, L.L.C.; TXHP Sweetwater, L.L.C.; TXHP Waco 1, L.L.C.; TXHP Longview 1, L.L.C.; TXHP Altus, L.L.C.; TXHP Arlington, L.L.C.; TXHP Huntsville, L.L.C.; TXHP Tyler 1, L.L.C.; TXHP Texarkana 2, L.L.C.; TXHP Paris 1, L.L.C.; TXHP Terrell, L.L.C.; TXHP Texarkana 1, L.L.C.; TXHP Weatherford, L.L.C.; TXHP Tyler 2, L.L.C.; TXHP Wichita Falls, L.L.C.; TXHP Lufkin 1, L.L.C.; Hotel Fishers, L.P.; Hotel Louisville, L.P.; Hotel Stow, L.P.; Hotel Morehead City, L.P.; IM Chico 1, L.P.; VIII-HII-Valley School Road, L.L.C.; VIII-HII-Stetler Avenue, L.L.C.; VIII-HII-7 Hampton Court, L.L.C.; VIII-HII-Raritan Center Pkwy, L.L.C.; VIII-HII-Laura Blvd., L.L.C.; VIII-HII-Baltimore Avenue, L.L.C.; VIII-HII-Richmond Road, L.L.C.; VIII-HII-Richmond Road 2, L.L.C.; Midwest Heritage Inn of Racine, L.P.; Midwest Heritage Inn of Shawnee, L.P.; Midwest Heritage Inn of Cheyenne, L.P.; F.I. Management of Mankato, L.P.; R.I. Heritage Inn of Peoria AZ, L.P.; H.S. Heritage Inn of Grand Rapids, L.P.; H.S. Heritage Inn of Toledo, L.P.; Heritage Inn Number LII. Limited Partnership; Heritage Inn Number XL. Limited Partnership; LL Folsom Opco, L.L.C.; LL Hillsboro Opco, L.L.C.; LL Milpitas Opco, L.L.C.; LL Pleasanton Opco, L.L.C.; LL Campbell Opco, L.L.C.; LL South San Francisco Opco, L.L.C.; LL Roseville Opco, L.L.C.; LL Bellevue Opco, L.L.C.; LL Sunnyvale Opco, L.L.C.; LL Sacramento Opco, L.L.C.; LL Renton Opco, L.L.C.; FH-Hotel Bloomington Opco, L.L.C.; FH-Hotel Kokomo Opco, L.L.C.; FH-Hotel Oakdale Opco, L.L.C.; FH-Hotel Ann Arbor Opco, L.L.C.; FH-Hotel South Bend Opco, L.L.C.; FH-Hotel Peoria Opco, L.L.C.; FH-Hotel Maumee Opco, L.L.C.; FH-Hotel Warrenville Opco, L.L.C.; FH-Hotel South Franklin Opco, L.L.C.; FH-Hotel Normal Opco, L.L.C.; FH-Hotel Grandville Opco, L.L.C.; TXHP Buda 1 Opco, L.L.C.; TXHP Paris 2 Opco, L.L.C.; TXHP Humble Opco, L.L.C.; TXHP Buda 2 Opco, L.L.C.; TXHP Decatur Opco, L.L.C.; TXHP Sweetwater Opco, L.L.C.; TXHP Waco 1 Opco, L.L.C.; TXHP Longview 1 Opco, L.L.C.; TXHP Altus Opco, L.L.C.; TXHP Arlington Opco, L.L.C.; TXHP Huntsville Opco, L.L.C.; TXHP Tyler 1 Opco, L.L.C.; TXHP Texarkana 2 Opco, L.L.C.; TXHP Paris 1 Opco, L.L.C.; TXHP Terrell Opco, L.L.C.; TXHP Texarkana 1 Opco, L.L.C.; TXHP Weatherford Opco, L.L.C.; TXHP Tyler 2 Opco, L.L.C.; TXHP Wichita Falls Opco, L.L.C.; TXHP Lufkin 1 Opco, L.L.C.; Hotel Fishers Opco, L.L.C.; Hotel Louisville Opco, L.L.C.; Hotel Stow Opco, L.L.C.; Hotel Morehead City Opco, L.L.C.; IM Chico 1 Opco, L.L.C.; VIII-HII-Valley School Road Opco, L.L.C.; VIII-HII-Stetler Avenue Opco, L.L.C.; VIII-HII-7 Hampton Court Opco, L.L.C.; VIII-HII-Raritan Center Pkwy Opco, L.L.C.; VIII-HII-Laura Blvd. Opco, L.L.C.; VIII-HII-Baltimore Avenue Opco, L.L.C.; VIII-HII-Richmond Road Opco, L.L.C.; VIII-HII-Richmond Road 2 Opco, L.L.C.; Midwest Heritage Inn of Racine Opco, L.L.C.; Midwest Heritage Inn of Shawnee Opco, L.L.C.; Midwest Heritage Inn of Cheyenne Opco, L.L.C.; F.I. Management of Mankato Opco, L.L.C.; R.I. Heritage Inn Of Peoria AZ Opco, L.L.C.; H.S. Heritage Inn Of Grand Rapids Opco, L.L.C.; H.S. Heritage Inn of Toledo Opco, L.L.C.; Heritage Inn Number LII. Opco, L.L.C.; Heritage Inn Number XL. Opco, L.L.C.	120	119	06/01/27	0	0	227,415.28	0.00500	Actual/360	No		Fee/Leasehold	No
4.01	JPMCB/SMF VI		120	119		0	0						Fee
4.02	JPMCB/SMF VI		120	119		0	0						Fee
4.03	JPMCB/SMF VI		120	119		0	0						Fee
4.04	JPMCB/SMF VI		120	119		0	0						Fee
4.05	JPMCB/SMF VI		120	119		0	0						Fee
4.06	JPMCB/SMF VI		120	119		0	0						Fee
4.07	JPMCB/SMF VI		120	119		0	0						Fee
4.08	JPMCB/SMF VI		120	119		0	0						Fee
4.09	JPMCB/SMF VI		120	119		0	0						Fee
4.10	JPMCB/SMF VI		120	119		0	0						Fee
4.11	JPMCB/SMF VI		120	119		0	0						Fee
4.12	JPMCB/SMF VI		120	119		0	0						Fee
4.13	JPMCB/SMF VI		120	119		0	0						Fee
4.14	JPMCB/SMF VI		120	119		0	0						Fee
4.15	JPMCB/SMF VI		120	119		0	0						Fee
4.16	JPMCB/SMF VI		120	119		0	0						Fee
4.17	JPMCB/SMF VI		120	119		0	0						Leasehold
4.18	JPMCB/SMF VI		120	119		0	0						Fee
4.19	JPMCB/SMF VI		120	119		0	0						Fee
4.20	JPMCB/SMF VI		120	119		0	0						Fee
4.21	JPMCB/SMF VI		120	119		0	0						Fee
4.22	JPMCB/SMF VI		120	119		0	0						Fee
4.23	JPMCB/SMF VI		120	119		0	0						Fee
4.24	JPMCB/SMF VI		120	119		0	0						Fee
4.25	JPMCB/SMF VI		120	119		0	0						Fee
4.26	JPMCB/SMF VI		120	119		0	0						Fee
4.27	JPMCB/SMF VI		120	119		0	0						Fee
4.28	JPMCB/SMF VI		120	119		0	0						Fee
4.29	JPMCB/SMF VI		120	119		0	0						Fee
4.30	JPMCB/SMF VI		120	119		0	0						Fee
4.31	JPMCB/SMF VI		120	119		0	0						Fee
4.32	JPMCB/SMF VI		120	119		0	0						Fee
4.33	JPMCB/SMF VI		120	119		0	0						Fee
4.34	JPMCB/SMF VI		120	119		0	0						Fee
4.35	JPMCB/SMF VI		120	119		0	0						Fee
4.36	JPMCB/SMF VI		120	119		0	0						Fee
4.37	JPMCB/SMF VI		120	119		0	0						Fee
4.38	JPMCB/SMF VI		120	119		0	0						Fee
4.39	JPMCB/SMF VI		120	119		0	0						Fee
4.40	JPMCB/SMF VI		120	119		0	0						Fee
4.41	JPMCB/SMF VI		120	119		0	0						Fee
4.42	JPMCB/SMF VI		120	119		0	0						Fee
4.43	JPMCB/SMF VI		120	119		0	0						Fee
4.44	JPMCB/SMF VI		120	119		0	0						Fee
4.45	JPMCB/SMF VI		120	119		0	0						Fee
4.46	JPMCB/SMF VI		120	119		0	0						Fee
4.47	JPMCB/SMF VI		120	119		0	0						Fee
4.48	JPMCB/SMF VI		120	119		0	0						Fee
4.49	JPMCB/SMF VI		120	119		0	0						Fee
4.50	JPMCB/SMF VI		120	119		0	0						Fee
4.51	JPMCB/SMF VI		120	119		0	0						Fee
4.52	JPMCB/SMF VI		120	119		0	0						Fee
4.53	JPMCB/SMF VI		120	119		0	0						Fee
4.54	JPMCB/SMF VI		120	119		0	0						Fee
4.55	JPMCB/SMF VI		120	119		0	0						Fee
4.56	JPMCB/SMF VI		120	119		0	0						Fee
4.57	JPMCB/SMF VI		120	119		0	0						Fee
4.58	JPMCB/SMF VI		120	119		0	0						Fee
4.59	JPMCB/SMF VI		120	119		0	0						Fee
4.60	JPMCB/SMF VI		120	119		0	0						Fee
4.61	JPMCB/SMF VI		120	119		0	0						Fee
4.62	JPMCB/SMF VI		120	119		0	0						Fee
4.63	JPMCB/SMF VI		120	119		0	0						Fee
4.64	JPMCB/SMF VI		120	119		0	0						Fee
4.65	JPMCB/SMF VI		120	119		0	0						Fee
5	JPMCB	ESRT First Stamford Place SPE, L.L.C.	120	120	07/01/27	0	0	207,228.75	0.00500	Actual/360	No		Fee	No
6	JPMCB	BPP 211 Main Owner LLC	84	81	04/06/24	0	0	135,152.66	0.00500	Actual/360	No		Fee	No
7	JPMCB	West Town Mall, LLC	60	60	07/01/22	360	360	176,539.11	0.00500	Actual/360	No		Fee/Leasehold	No
9	JPMCB	Torre Plaza Associates, LLC	120	119	06/01/27	0	0	81,554.69	0.01250	Actual/360	No		Fee	No
10	JPMCB	Crystal Investors Florida, LLC	120	120	07/01/27	360	360	123,047.62	0.00500	Actual/360	No		Fee	No
28	JPMCB	Main Street Court, LLC	120	119	06/01/27	360	360	42,848.00	0.00500	Actual/360	No		Fee	No

JPMCC 2017-JP7 - JPMCB

UPFRONT ESCROW

Loan ID #	Originator/Loan Seller	Mortgagor Name	Cross Defaulted Loan	Guarantor	Letter of Credit	Upfront CapEx Reserve	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Other Reserve
1	JPMCB	245 Park Avenue Property LLC	No	181 West Madison Holding LLC	No	47,738	0	0	0	0	227,000	11,431,608
2	JPMCB	ETCL Richmond, LLC; ETCL Westerville ADS, LLC; ETCL Fort Wayne, LLC; ETCL Ankeny, LLC; ETCL Grand Rapids, LLC; ETCL Mounds View, LLC; ETCL Springfield, LLC; ETCL Wausau, LLC; ETCL Mansfield, LLC; KIRCO ETCL CH Distribution II, LLC; ETCL Carrier, LLC; ETCL Fort Myers, LLC; ETCL Fort Myers Parking, LLC; ETCL Woodlands, LLC; ETCL Seguin Dist, LLC; ETCL Staunton, LLC; ETCL Stratford, LLC; ETCL Pompano, LLC; ETCL Pure Lafayette, LLC; ETCL Vegas, LLC; ETCL Tempe, LLC; ETCL H&E Columbia, LLC; ETCL H&E Greer, LLC; ETCL H&E New Orleans, LLC; ETCL H&E Oklahoma City, LLC; ETCL H&E San Antonio, LLC; ETCL Novi HB, LLC; ETCL Dallas I, LLC; ETCL New Braunfels, LLC; ETCL Salisbury, LLC; ETCL Toledo, LLC; ETCL Franklin Pro-Packaging, LLC; ETCL Franklin Trans-Packaging, LLC; ETCL Russellville, LLC; ETCL Fort Worth Ski, LLC; ETCL Longwood, LLC; ETCL Birmingham, LLC; ETCL Shakopee, LLC; ETCL Northpark, LLC; ETCL Sparrows Point, LLC; ETCL Barry Pointe Plasma, LLC; ETCL Casselberry Plasma, LLC	No	ETCL Venture LP	No	0	0	0	0	0	0	10,720,000
2.01	JPMCB
2.02	JPMCB
2.03	JPMCB
2.04	JPMCB
2.05	JPMCB
2.06	JPMCB
2.07	JPMCB
2.08	JPMCB
2.09	JPMCB
2.10	JPMCB
2.11	JPMCB
2.12	JPMCB
2.13	JPMCB
2.14	JPMCB
2.15	JPMCB
2.16	JPMCB
2.17	JPMCB
2.18	JPMCB
2.19	JPMCB
2.20	JPMCB
2.21	JPMCB
2.22	JPMCB
2.23	JPMCB
2.24	JPMCB
2.25	JPMCB
2.26	JPMCB
2.27	JPMCB
2.28	JPMCB
2.29	JPMCB
2.30	JPMCB
2.31	JPMCB
2.32	JPMCB
2.33	JPMCB
2.34	JPMCB
2.35	JPMCB
2.36	JPMCB
2.37	JPMCB
2.38	JPMCB
2.39	JPMCB
2.40	JPMCB
2.41	JPMCB
3	JPMCB	Treeview Industrial I LLC	No	Treeview Income Properties Holdco LLC	No	71,924	0	0	66,013	735,171	0	764,981
3.01	JPMCB
3.02	JPMCB
3.03	JPMCB
3.04	JPMCB
3.05	JPMCB
3.06	JPMCB
3.07	JPMCB
3.08	JPMCB
3.09	JPMCB
3.10	JPMCB
3.11	JPMCB
3.12	JPMCB
3.13	JPMCB
3.14	JPMCB
4	JPMCB/SMF VI	LL Folsom, L.P.; LL Hillsboro, L.P.; LL Milpitas, L.P.; LL Pleasanton, L.P.; LL Campbell, L.P.; LL South San Francisco, L.P.; LL Roseville, L.P.; LL Bellevue, L.P.; LL Sunnyvale, L.P.; LL Sacramento, L.P.; LL Renton, L.P.; FH-Hotel Bloomington, L.P.; FH-Hotel Kokomo, L.P.; FH-Hotel Oakdale, L.P.; FH-Hotel Ann Arbor, L.P.; FH-Hotel South Bend, L.P.; FH-Hotel Peoria, L.P.; FH-Hotel Maumee, L.P.; FH-Hotel Warrenville, L.P.; FH-Hotel South Franklin, L.P.; FH-Hotel Normal, L.P.; FH-Grandville, L.P.; TXHP Buda 1, L.L.C.; TXHP Paris 2, L.L.C.; TXHP Humble, L.L.C.; TXHP Buda 2, L.L.C.; TXHP Decatur, L.L.C.; TXHP Sweetwater, L.L.C.; TXHP Waco 1, L.L.C.; TXHP Longview 1, L.L.C.; TXHP Altus, L.L.C.; TXHP Arlington, L.L.C.; TXHP Huntsville, L.L.C.; TXHP Tyler 1, L.L.C.; TXHP Texarkana 2, L.L.C.; TXHP Paris 1, L.L.C.; TXHP Terrell, L.L.C.; TXHP Texarkana 1, L.L.C.; TXHP Weatherford, L.L.C.; TXHP Tyler 2, L.L.C.; TXHP Wichita Falls, L.L.C.; TXHP Lufkin 1, L.L.C.; Hotel Fishers, L.P.; Hotel Louisville, L.P.; Hotel Stow, L.P.; Hotel Morehead City, L.P.; IM Chico 1, L.P.; VIII-HII-Valley School Road, L.L.C.; VIII-HII-Stetler Avenue, L.L.C.; VIII-HII-7 Hampton Court, L.L.C.; VIII-HII-Raritan Center Pkwy, L.L.C.; VIII-HII-Laura Blvd., L.L.C.; VIII-HII-Baltimore Avenue, L.L.C.; VIII-HII-Richmond Road, L.L.C.; VIII-HII-Richmond Road 2, L.L.C.; Midwest Heritage Inn of Racine, L.P.; Midwest Heritage Inn of Shawnee, L.P.; Midwest Heritage Inn of Cheyenne, L.P.; F.I. Management of Mankato, L.P.; R.I. Heritage Inn of Peoria AZ, L.P.; H.S. Heritage Inn of Grand Rapids, L.P.; H.S. Heritage Inn of Toledo, L.P.; Heritage Inn Number LII. Limited Partnership; Heritage Inn Number XL. Limited Partnership; LL Folsom Opco, L.L.C.; LL Hillsboro Opco, L.L.C.; LL Milpitas Opco, L.L.C.; LL Pleasanton Opco, L.L.C.; LL Campbell Opco, L.L.C.; LL South San Francisco Opco, L.L.C.; LL Roseville Opco, L.L.C.; LL Bellevue Opco, L.L.C.; LL Sunnyvale Opco, L.L.C.; LL Sacramento Opco, L.L.C.; LL Renton Opco, L.L.C.; FH-Hotel Bloomington Opco, L.L.C.; FH-Hotel Kokomo Opco, L.L.C.; FH-Hotel Oakdale Opco, L.L.C.; FH-Hotel Ann Arbor Opco, L.L.C.; FH-Hotel South Bend Opco, L.L.C.; FH-Hotel Peoria Opco, L.L.C.; FH-Hotel Maumee Opco, L.L.C.; FH-Hotel Warrenville Opco, L.L.C.; FH-Hotel South Franklin Opco, L.L.C.; FH-Hotel Normal Opco, L.L.C.; FH-Hotel Grandville Opco, L.L.C.; TXHP Buda 1 Opco, L.L.C.; TXHP Paris 2 Opco, L.L.C.; TXHP Humble Opco, L.L.C.; TXHP Buda 2 Opco, L.L.C.; TXHP Decatur Opco, L.L.C.; TXHP Sweetwater Opco, L.L.C.; TXHP Waco 1 Opco, L.L.C.; TXHP Longview 1 Opco, L.L.C.; TXHP Altus Opco, L.L.C.; TXHP Arlington Opco, L.L.C.; TXHP Huntsville Opco, L.L.C.; TXHP Tyler 1 Opco, L.L.C.; TXHP Texarkana 2 Opco, L.L.C.; TXHP Paris 1 Opco, L.L.C.; TXHP Terrell Opco, L.L.C.; TXHP Texarkana 1 Opco, L.L.C.; TXHP Weatherford Opco, L.L.C.; TXHP Tyler 2 Opco, L.L.C.; TXHP Wichita Falls Opco, L.L.C.; TXHP Lufkin 1 Opco, L.L.C.; Hotel Fishers Opco, L.L.C.; Hotel Louisville Opco, L.L.C.; Hotel Stow Opco, L.L.C.; Hotel Morehead City Opco, L.L.C.; IM Chico 1 Opco, L.L.C.; VIII-HII-Valley School Road Opco, L.L.C.; VIII-HII-Stetler Avenue Opco, L.L.C.; VIII-HII-7 Hampton Court Opco, L.L.C.; VIII-HII-Raritan Center Pkwy Opco, L.L.C.; VIII-HII-Laura Blvd. Opco, L.L.C.; VIII-HII-Baltimore Avenue Opco, L.L.C.; VIII-HII-Richmond Road Opco, L.L.C.; VIII-HII-Richmond Road 2 Opco, L.L.C.; Midwest Heritage Inn of Racine Opco, L.L.C.; Midwest Heritage Inn of Shawnee Opco, L.L.C.; Midwest Heritage Inn of Cheyenne Opco, L.L.C.; F.I. Management of Mankato Opco, L.L.C.; R.I. Heritage Inn Of Peoria AZ Opco, L.L.C.; H.S. Heritage Inn Of Grand Rapids Opco, L.L.C.; H.S. Heritage Inn of Toledo Opco, L.L.C.; Heritage Inn Number LII. Opco, L.L.C.; Heritage Inn Number XL. Opco, L.L.C.	No	SCG Hotel Investors Holdings, L.P.	No	0	0	0	0	0	0	12,268,991
4.01	JPMCB/SMF VI
4.02	JPMCB/SMF VI
4.03	JPMCB/SMF VI
4.04	JPMCB/SMF VI
4.05	JPMCB/SMF VI
4.06	JPMCB/SMF VI
4.07	JPMCB/SMF VI
4.08	JPMCB/SMF VI
4.09	JPMCB/SMF VI
4.10	JPMCB/SMF VI
4.11	JPMCB/SMF VI
4.12	JPMCB/SMF VI
4.13	JPMCB/SMF VI
4.14	JPMCB/SMF VI
4.15	JPMCB/SMF VI
4.16	JPMCB/SMF VI
4.17	JPMCB/SMF VI
4.18	JPMCB/SMF VI
4.19	JPMCB/SMF VI
4.20	JPMCB/SMF VI
4.21	JPMCB/SMF VI
4.22	JPMCB/SMF VI
4.23	JPMCB/SMF VI
4.24	JPMCB/SMF VI
4.25	JPMCB/SMF VI
4.26	JPMCB/SMF VI
4.27	JPMCB/SMF VI
4.28	JPMCB/SMF VI
4.29	JPMCB/SMF VI
4.30	JPMCB/SMF VI
4.31	JPMCB/SMF VI
4.32	JPMCB/SMF VI
4.33	JPMCB/SMF VI
4.34	JPMCB/SMF VI
4.35	JPMCB/SMF VI
4.36	JPMCB/SMF VI
4.37	JPMCB/SMF VI
4.38	JPMCB/SMF VI
4.39	JPMCB/SMF VI
4.40	JPMCB/SMF VI
4.41	JPMCB/SMF VI
4.42	JPMCB/SMF VI
4.43	JPMCB/SMF VI
4.44	JPMCB/SMF VI
4.45	JPMCB/SMF VI
4.46	JPMCB/SMF VI
4.47	JPMCB/SMF VI
4.48	JPMCB/SMF VI
4.49	JPMCB/SMF VI
4.50	JPMCB/SMF VI
4.51	JPMCB/SMF VI
4.52	JPMCB/SMF VI
4.53	JPMCB/SMF VI
4.54	JPMCB/SMF VI
4.55	JPMCB/SMF VI
4.56	JPMCB/SMF VI
4.57	JPMCB/SMF VI
4.58	JPMCB/SMF VI
4.59	JPMCB/SMF VI
4.60	JPMCB/SMF VI
4.61	JPMCB/SMF VI
4.62	JPMCB/SMF VI
4.63	JPMCB/SMF VI
4.64	JPMCB/SMF VI
4.65	JPMCB/SMF VI
5	JPMCB	ESRT First Stamford Place SPE, L.L.C.	No	Empire State Realty OP, L.P.	No	0	0	0	0	2,486,098	0	9,387,178
6	JPMCB	BPP 211 Main Owner LLC	No	Blackstone Property Partners Lower Fund 1 L.P.	No	0	0	0	0	0	0	0
7	JPMCB	West Town Mall, LLC	No	Simon Property Group, L.P.	No	0	0	0	80,469	0	0	0
9	JPMCB	Torre Plaza Associates, LLC	No	HGGP Capital VIII, LLC, HGGP Capital IX, LLC, HGGP Capital XI, LLC	No	1,107	0	0	0	141,459	0	2,812,415
10	JPMCB	Crystal Investors Florida, LLC	No	Dominion Realty, LLC	No	1,605	83,842	0	13,376	218,211	15,375	518,721
28	JPMCB	Main Street Court, LLC	No	Stephen J. Mottola, Lisa Ward	No	1,535	23,938	138,000	1,958	52,604	2,922	486,042

JPMCC 2017-JP7 - JPMCB

PERIODIC ESCROW

Grace Period
Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Other Reserve	(Late Payment)	Cash-Management Account or Lockbox In-place	General Property Type	Defeasance Permitted	Final Maturity Date
1	JPMCB	245 Park Avenue Property LLC	47,738	0	Springing	3,878,518	113,500	0	0	Yes	Office	Yes
2	JPMCB	ETCL Richmond, LLC; ETCL Westerville ADS, LLC; ETCL Fort Wayne, LLC; ETCL Ankeny, LLC; ETCL Grand Rapids, LLC; ETCL Mounds View, LLC; ETCL Springfield, LLC; ETCL Wausau, LLC; ETCL Mansfield, LLC; KIRCO ETCL CH Distribution II, LLC; ETCL Carrier, LLC; ETCL Fort Myers, LLC; ETCL Fort Myers Parking, LLC; ETCL Woodlands, LLC; ETCL Seguin Dist, LLC; ETCL Staunton, LLC; ETCL Stratford, LLC; ETCL Pompano, LLC; ETCL Pure Lafayette, LLC; ETCL Vegas, LLC; ETCL Tempe, LLC; ETCL H&E Columbia, LLC; ETCL H&E Greer, LLC; ETCL H&E New Orleans, LLC; ETCL H&E Oklahoma City, LLC; ETCL H&E San Antonio, LLC; ETCL Novi HB, LLC; ETCL Dallas I, LLC; ETCL New Braunfels, LLC; ETCL Salisbury, LLC; ETCL Toledo, LLC; ETCL Franklin Pro-Packaging, LLC; ETCL Franklin Trans-Packaging, LLC; ETCL Russellville, LLC; ETCL Fort Worth Ski, LLC; ETCL Longwood, LLC; ETCL Birmingham, LLC; ETCL Shakopee, LLC; ETCL Northpark, LLC; ETCL Sparrows Point, LLC; ETCL Barry Pointe Plasma, LLC; ETCL Casselberry Plasma, LLC	Springing	0	Springing	Springing	Springing	Springing	0	Yes	Various	Yes
2.01	JPMCB										Industrial
2.02	JPMCB										Industrial
2.03	JPMCB										Industrial
2.04	JPMCB										Office
2.05	JPMCB										Industrial
2.06	JPMCB										Office
2.07	JPMCB										Industrial
2.08	JPMCB										Office
2.09	JPMCB										Industrial
2.10	JPMCB										Industrial
2.11	JPMCB										Industrial
2.12	JPMCB										Industrial
2.13	JPMCB										Industrial
2.14	JPMCB										Industrial
2.15	JPMCB										Office
2.16	JPMCB										Industrial
2.17	JPMCB										Office
2.18	JPMCB										Office
2.19	JPMCB										Industrial
2.20	JPMCB										Industrial
2.21	JPMCB										Office
2.22	JPMCB										Industrial
2.23	JPMCB										Office
2.24	JPMCB										Industrial
2.25	JPMCB										Office
2.26	JPMCB										Office
2.27	JPMCB										Office
2.28	JPMCB										Office
2.29	JPMCB										Industrial
2.30	JPMCB										Office
2.31	JPMCB										Office
2.32	JPMCB										Industrial
2.33	JPMCB										Office
2.34	JPMCB										Industrial
2.35	JPMCB										Industrial
2.36	JPMCB										Industrial
2.37	JPMCB										Industrial
2.38	JPMCB										Industrial
2.39	JPMCB										Industrial
2.40	JPMCB										Industrial
2.41	JPMCB										Industrial
3	JPMCB	Treeview Industrial I LLC	71,924	0	66,013	136,297	Springing	0	5	Yes	Industrial	Yes
3.01	JPMCB										Industrial
3.02	JPMCB										Industrial
3.03	JPMCB										Industrial
3.04	JPMCB										Industrial
3.05	JPMCB										Industrial
3.06	JPMCB										Industrial
3.07	JPMCB										Industrial
3.08	JPMCB										Industrial
3.09	JPMCB										Industrial
3.10	JPMCB										Industrial
3.11	JPMCB										Industrial
3.12	JPMCB										Industrial
3.13	JPMCB										Industrial
3.14	JPMCB										Industrial
4	JPMCB/SMF VI	LL Folsom, L.P.; LL Hillsboro, L.P.; LL Milpitas, L.P.; LL Pleasanton, L.P.; LL Campbell, L.P.; LL South San Francisco, L.P.; LL Roseville, L.P.; LL Bellevue, L.P.; LL Sunnyvale, L.P.; LL Sacramento, L.P.; LL Renton, L.P.; FH-Hotel Bloomington, L.P.; FH-Hotel Kokomo, L.P.; FH-Hotel Oakdale, L.P.; FH-Hotel Ann Arbor, L.P.; FH-Hotel South Bend, L.P.; FH-Hotel Peoria, L.P.; FH-Hotel Maumee, L.P.; FH-Hotel Warrenville, L.P.; FH-Hotel South Franklin, L.P.; FH-Hotel Normal, L.P.; FH-Grandville, L.P.; TXHP Buda 1, L.L.C.; TXHP Paris 2, L.L.C.; TXHP Humble, L.L.C.; TXHP Buda 2, L.L.C.; TXHP Decatur, L.L.C.; TXHP Sweetwater, L.L.C.; TXHP Waco 1, L.L.C.; TXHP Longview 1, L.L.C.; TXHP Altus, L.L.C.; TXHP Arlington, L.L.C.; TXHP Huntsville, L.L.C.; TXHP Tyler 1, L.L.C.; TXHP Texarkana 2, L.L.C.; TXHP Paris 1, L.L.C.; TXHP Terrell, L.L.C.; TXHP Texarkana 1, L.L.C.; TXHP Weatherford, L.L.C.; TXHP Tyler 2, L.L.C.; TXHP Wichita Falls, L.L.C.; TXHP Lufkin 1, L.L.C.; Hotel Fishers, L.P.; Hotel Louisville, L.P.; Hotel Stow, L.P.; Hotel Morehead City, L.P.; IM Chico 1, L.P.; VIII-HII-Valley School Road, L.L.C.; VIII-HII-Stetler Avenue, L.L.C.; VIII-HII-7 Hampton Court, L.L.C.; VIII-HII-Raritan Center Pkwy, L.L.C.; VIII-HII-Laura Blvd., L.L.C.; VIII-HII-Baltimore Avenue, L.L.C.; VIII-HII-Richmond Road, L.L.C.; VIII-HII-Richmond Road 2, L.L.C.; Midwest Heritage Inn of Racine, L.P.; Midwest Heritage Inn of Shawnee, L.P.; Midwest Heritage Inn of Cheyenne, L.P.; F.I. Management of Mankato, L.P.; R.I. Heritage Inn of Peoria AZ, L.P.; H.S. Heritage Inn of Grand Rapids, L.P.; H.S. Heritage Inn of Toledo, L.P.; Heritage Inn Number LII. Limited Partnership; Heritage Inn Number XL. Limited Partnership; LL Folsom Opco, L.L.C.; LL Hillsboro Opco, L.L.C.; LL Milpitas Opco, L.L.C.; LL Pleasanton Opco, L.L.C.; LL Campbell Opco, L.L.C.; LL South San Francisco Opco, L.L.C.; LL Roseville Opco, L.L.C.; LL Bellevue Opco, L.L.C.; LL Sunnyvale Opco, L.L.C.; LL Sacramento Opco, L.L.C.; LL Renton Opco, L.L.C.; FH-Hotel Bloomington Opco, L.L.C.; FH-Hotel Kokomo Opco, L.L.C.; FH-Hotel Oakdale Opco, L.L.C.; FH-Hotel Ann Arbor Opco, L.L.C.; FH-Hotel South Bend Opco, L.L.C.; FH-Hotel Peoria Opco, L.L.C.; FH-Hotel Maumee Opco, L.L.C.; FH-Hotel Warrenville Opco, L.L.C.; FH-Hotel South Franklin Opco, L.L.C.; FH-Hotel Normal Opco, L.L.C.; FH-Hotel Grandville Opco, L.L.C.; TXHP Buda 1 Opco, L.L.C.; TXHP Paris 2 Opco, L.L.C.; TXHP Humble Opco, L.L.C.; TXHP Buda 2 Opco, L.L.C.; TXHP Decatur Opco, L.L.C.; TXHP Sweetwater Opco, L.L.C.; TXHP Waco 1 Opco, L.L.C.; TXHP Longview 1 Opco, L.L.C.; TXHP Altus Opco, L.L.C.; TXHP Arlington Opco, L.L.C.; TXHP Huntsville Opco, L.L.C.; TXHP Tyler 1 Opco, L.L.C.; TXHP Texarkana 2 Opco, L.L.C.; TXHP Paris 1 Opco, L.L.C.; TXHP Terrell Opco, L.L.C.; TXHP Texarkana 1 Opco, L.L.C.; TXHP Weatherford Opco, L.L.C.; TXHP Tyler 2 Opco, L.L.C.; TXHP Wichita Falls Opco, L.L.C.; TXHP Lufkin 1 Opco, L.L.C.; Hotel Fishers Opco, L.L.C.; Hotel Louisville Opco, L.L.C.; Hotel Stow Opco, L.L.C.; Hotel Morehead City Opco, L.L.C.; IM Chico 1 Opco, L.L.C.; VIII-HII-Valley School Road Opco, L.L.C.; VIII-HII-Stetler Avenue Opco, L.L.C.; VIII-HII-7 Hampton Court Opco, L.L.C.; VIII-HII-Raritan Center Pkwy Opco, L.L.C.; VIII-HII-Laura Blvd. Opco, L.L.C.; VIII-HII-Baltimore Avenue Opco, L.L.C.; VIII-HII-Richmond Road Opco, L.L.C.; VIII-HII-Richmond Road 2 Opco, L.L.C.; Midwest Heritage Inn of Racine Opco, L.L.C.; Midwest Heritage Inn of Shawnee Opco, L.L.C.; Midwest Heritage Inn of Cheyenne Opco, L.L.C.; F.I. Management of Mankato Opco, L.L.C.; R.I. Heritage Inn Of Peoria AZ Opco, L.L.C.; H.S. Heritage Inn Of Grand Rapids Opco, L.L.C.; H.S. Heritage Inn of Toledo Opco, L.L.C.; Heritage Inn Number LII. Opco, L.L.C.; Heritage Inn Number XL. Opco, L.L.C.	4% of Gross Revenues	0	0	Springing	Springing	Springing	0	Yes	Hotel	No
4.01	JPMCB/SMF VI										Hotel
4.02	JPMCB/SMF VI										Hotel
4.03	JPMCB/SMF VI										Hotel
4.04	JPMCB/SMF VI										Hotel
4.05	JPMCB/SMF VI										Hotel
4.06	JPMCB/SMF VI										Hotel
4.07	JPMCB/SMF VI										Hotel
4.08	JPMCB/SMF VI										Hotel
4.09	JPMCB/SMF VI										Hotel
4.10	JPMCB/SMF VI										Hotel
4.11	JPMCB/SMF VI										Hotel
4.12	JPMCB/SMF VI										Hotel
4.13	JPMCB/SMF VI										Hotel
4.14	JPMCB/SMF VI										Hotel
4.15	JPMCB/SMF VI										Hotel
4.16	JPMCB/SMF VI										Hotel
4.17	JPMCB/SMF VI										Hotel
4.18	JPMCB/SMF VI										Hotel
4.19	JPMCB/SMF VI										Hotel
4.20	JPMCB/SMF VI										Hotel
4.21	JPMCB/SMF VI										Hotel
4.22	JPMCB/SMF VI										Hotel
4.23	JPMCB/SMF VI										Hotel
4.24	JPMCB/SMF VI										Hotel
4.25	JPMCB/SMF VI										Hotel
4.26	JPMCB/SMF VI										Hotel
4.27	JPMCB/SMF VI										Hotel
4.28	JPMCB/SMF VI										Hotel
4.29	JPMCB/SMF VI										Hotel
4.30	JPMCB/SMF VI										Hotel
4.31	JPMCB/SMF VI										Hotel
4.32	JPMCB/SMF VI										Hotel
4.33	JPMCB/SMF VI										Hotel
4.34	JPMCB/SMF VI										Hotel
4.35	JPMCB/SMF VI										Hotel
4.36	JPMCB/SMF VI										Hotel
4.37	JPMCB/SMF VI										Hotel
4.38	JPMCB/SMF VI										Hotel
4.39	JPMCB/SMF VI										Hotel
4.40	JPMCB/SMF VI										Hotel
4.41	JPMCB/SMF VI										Hotel
4.42	JPMCB/SMF VI										Hotel
4.43	JPMCB/SMF VI										Hotel
4.44	JPMCB/SMF VI										Hotel
4.45	JPMCB/SMF VI										Hotel
4.46	JPMCB/SMF VI										Hotel
4.47	JPMCB/SMF VI										Hotel
4.48	JPMCB/SMF VI										Hotel
4.49	JPMCB/SMF VI										Hotel
4.50	JPMCB/SMF VI										Hotel
4.51	JPMCB/SMF VI										Hotel
4.52	JPMCB/SMF VI										Hotel
4.53	JPMCB/SMF VI										Hotel
4.54	JPMCB/SMF VI										Hotel
4.55	JPMCB/SMF VI										Hotel
4.56	JPMCB/SMF VI										Hotel
4.57	JPMCB/SMF VI										Hotel
4.58	JPMCB/SMF VI										Hotel
4.59	JPMCB/SMF VI										Hotel
4.60	JPMCB/SMF VI										Hotel
4.61	JPMCB/SMF VI										Hotel
4.62	JPMCB/SMF VI										Hotel
4.63	JPMCB/SMF VI										Hotel
4.64	JPMCB/SMF VI										Hotel
4.65	JPMCB/SMF VI										Hotel
5	JPMCB	ESRT First Stamford Place SPE, L.L.C.	15,458	0	168,848	334,939	Springing	0	5	Yes	Office	Yes
6	JPMCB	BPP 211 Main Owner LLC	Springing	0	Springing	Springing	Springing	0	0	Yes	Office	Yes
7	JPMCB	West Town Mall, LLC	Springing	0	80,469	Springing	Springing	0	0	Yes	Retail	Yes
9	JPMCB	Torre Plaza Associates, LLC	1,107	0	0	70,730	Springing	0	0	Yes	Office	Yes
10	JPMCB	Crystal Investors Florida, LLC	1,605	0	13,376	31,173	Springing	0	0	Yes	Office	No
28	JPMCB	Main Street Court, LLC	1,535	0	1,958	5,260	1,461	0	0	Yes	Mixed Use	Yes

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1)          Complete Servicing File. All documents comprising the Servicing File will be or have been delivered to the Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or this Agreement.

(2)          Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not an interest in a Mortgage Loan. Each Mortgage Loan that is part of a Whole Loan is a senior portion (or a pari passu portion of a senior portion) of a whole mortgage loan. Immediately prior to the sale, transfer and assignment to depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation (other than with respect to Serviced Mortgage Loans) or pledge, and the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan) (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain agreement to appointment of Master Servicer, dated as of July 1, 2017, between the Master Servicer, the Depositor and the Seller), any other ownership interests and other interests on, in or to such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain agreement to appointment of Master Servicer, dated as of July 1, 2017, between the Master Servicer, the Depositor and the Seller). The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain agreement to appointment of Master Servicer, dated as of July 1, 2017, between the Master Servicer, the Depositor and the Seller).

(3)          Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents

B-1

(including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance premiums) may be further limited or rendered unenforceable by applicable law (clauses (i) and (ii) collectively, the “Insolvency Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

(4)          Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Insolvency Qualifications.

(5)          Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

(6)          Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of such Mortgaged Property; and (c) neither Mortgagor nor guarantor has been released from its obligations under the Mortgage Loan. The material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect since July 7, 2017.

(7)          Lien; Valid Assignment. Subject to the Insolvency Qualifications, each endorsement and assignment of Mortgage and assignment of Assignment of Leases (if a separate instrument from the Mortgage) to the Trust (or, with respect to any Non-Serviced Mortgage Loan, to the related Non-Serviced Trust) constitutes a legal, valid and binding endorsement or assignment to the Trust (or, with respect to any Non-Serviced Mortgage Loan, to the related Non-Serviced Trust). Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a

B-2

legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by the Insolvency Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances) as of origination was, and as of the Cut-off Date to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances, and to the Seller’s knowledge and subject to the rights of tenants, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender’s title insurance policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to Permitted Encumbrances, except as such enforcement may be limited by Insolvency Qualifications subject to the limitations described in clause (11) below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

The assignment of the Mortgage Loans to the Depositor validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Depositor free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain agreement to appointment of Master Servicer, dated as of July 1, 2017, between the Master Servicer, the Depositor and the Seller).

(8)          Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan documents do not require to be subordinated to the lien of such Mortgage; and (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan

B-3

contained in the same cross-collateralized group, provided that none of which items (a) through (f), individually or in the aggregate, materially interferes with the value, current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage, and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

(9)          Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, there are no subordinate mortgages or junior liens encumbering the related Mortgaged Property. The Seller has no knowledge of any mezzanine debt related to the Mortgaged Property and secured directly by the ownership interests in the Mortgagor.

(10)          Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Insolvency Qualifications; no person other than the related Mortgagor owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender’s interest therein. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, a receiver to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

(11)          Financing Statements. Each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed (except, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary to perfect a valid security interest in, the personal property (the creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate any Mortgaged Property in its current use other than (1) non-material personal

B-4

property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed.

(12)          Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within four months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date, which indicates that, except as set forth in such engineering report or with respect to which repairs were required to be reserved for or made, all building systems for the improvements of each related Mortgaged Property are in good working order, and further indicates that each related Mortgaged Property (a) is free of any material damage, (b) is in good repair and condition, and (c) is free of structural defects, except to the extent (i) any damage or deficiencies that would not materially and adversely affect the use, operation or value of the Mortgaged Property or the security intended to be provided by such Mortgage or repairs with respect to such damage or deficiencies estimated to cost less than $50,000 in the aggregate per Mortgaged Property; (ii) such repairs have been completed; or (iii) escrows in an aggregate amount consistent with the standards utilized by the Seller with respect to similar loans it originates for securitization have been established, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs. The Seller has no knowledge of any material issues with the physical condition of the Mortgaged Property that the Seller believes would have a material adverse effect on the use, operation or value of the Mortgaged Property other than those disclosed in the engineering report and those addressed in sub-clauses (i), (ii) and (iii) of the preceding sentence.

(13)          Taxes and Assessments. As of the date of origination and as of the Closing Date, all taxes and governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or if left unpaid could become a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that became due and delinquent and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real property taxes, governmental assessments and other outstanding governmental charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

(14)          Condemnation. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or operation of the Mortgaged Property.

B-5

(15)          Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there was no pending, filed or threatened action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the use, operation or value of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

(16)          Escrow Deposits. All escrow deposits and payments required pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Seller to depositor or its servicer and identified as such with appropriate detail. Any and all requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with proper and prudent commercial mortgage servicing practices or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

(17)          No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property).

(18)          Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all-risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings (collectively the “Insurance Rating Requirements”), in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount

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necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (i) covers a period beginning on the date of loss and continuing until the earlier to occur of restoration of the Mortgaged Property or the expiration of 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months); (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180-day “extended period of indemnity”; and (iii) covers the actual loss sustained (or in certain cases, an amount sufficient to cover the period set forth in (i) above) during restoration.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as-is generally required by the Seller originating mortgage loans for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy, the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount at least equal to 100% of the full insurable value on a replacement cost basis of the Improvements and personalty and fixtures owned by the Mortgagor and included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML or equivalent was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML or equivalent would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings in an amount not less than 100% of the PML or the equivalent.

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The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

(19)          Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

(20)          No Encroachments. To the Seller’s knowledge and based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy, (b) no improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy and (c) no

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improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or are insured by applicable provisions of the Title Policy.

(21)          No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature or an equity participation by the Seller.

(22)          REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan or Whole Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan or Whole Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan or Whole Loan on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan or Whole Loan on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (1) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (2) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan or Whole Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or Whole Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan or Whole Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan or Whole Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

(23)          Compliance. The terms of the Mortgage Loan documents evidencing such Mortgage Loan, comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

(24)          Authorized to do Business. To the extent required under applicable law, as of the Closing Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each

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related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan.

(25)          Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee, and except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, no fees are payable to such trustee except for reasonable fees paid by the Mortgagor.

(26)          Local Law Compliance. To the Seller’s knowledge, based solely upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use or operation of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations, (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property, or (d) title insurance coverage has been obtained for such nonconformity.

(27)          Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy, consents, and other approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is

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located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

(28)          Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained in the case of (i) (A) misapplication, misappropriation or conversion of insurance proceeds or condemnation awards or of rents following an event of default, or (B) any security deposits not delivered to lender upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (ii) the Mortgagor’s fraud or intentional misrepresentation; (iii) willful misconduct by the Mortgagor or guarantor; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) commission of material physical waste at the Mortgaged Property, which may, with respect to this clause (v), in certain instances, be limited to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste or acts or omissions of the related Mortgagor, guarantor, property manager or their affiliates, employees or agents.

(29)          Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to 115% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance defined in paragraph (34) below, (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the

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effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for any Mortgage Loan originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release (reduced for any lien senior to, and any lien in parity with, the lien of the Mortgage Loan) is not equal to at least 80% of the principal balance of the Mortgage Loan or Whole Loan outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC provisions.

In the case of any Mortgage Loan originated after December 6, 2010, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan or Whole Loan in an amount not less than the amount required by the REMIC provisions and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced for any lien senior to, and any lien in parity with, the lien of the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan or Whole Loan.

In the case of any Mortgage Loan originated after December 6, 2010, no such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC provisions.

(30)          Financial Reporting and Rent Rolls. Each Mortgage requires the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements (i) with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis and (ii) for each Mortgage Loan with an original principal balance greater than $50 million shall be audited by an independent certified public accountant upon the request of the owner or holder of the Mortgage.

(31)          Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance

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policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms.

(32)          Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, such as transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 in this Exhibit B, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any companion interest of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests, (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the mortgagee relative to such transfer or encumbrance.

(33)          Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an

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individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

(34)          Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on (x) the maturity date or (y) on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above, (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the mortgagee may require such assumption) by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable out-of-pocket expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

(35)          Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in situations where default interest is imposed.

(36)          Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

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With respect to any Mortgage Loan where the Mortgage Loan is secured by a ground leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns:

(A)	The ground lease or a memorandum regarding such ground lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The ground lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller’s knowledge, no material change in the terms of the ground lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)	The lessor under such ground lease has agreed in a writing included in the related Mortgage File (or in such ground lease) that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

(C)	The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)	The ground lease is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances;

(E)	The ground lease does not place commercially unreasonable restrictions on the identity of the mortgagee and the ground lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(F)	The Seller has not received any written notice of default under or notice of termination of such ground lease. To the Seller’s knowledge, there is no default under such ground lease and no condition that, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease. Such ground lease is in full force and effect as of the Closing Date;

(G)	The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice

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of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel;

(H)	A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings) to cure any default under the ground lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the ground lease;

(I)	The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;

(J)	Under the terms of the ground lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)	In the case of a total or substantial taking or loss, under the terms of the ground lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)	Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

(37)          Servicing. The servicing and collection practices used by the Seller in respect of each Mortgage Loan complied in all material respects with all applicable laws and regulations and was in all material respects legal, proper and prudent, in accordance with Seller’s customary commercial mortgage servicing practices.

(38)          Rent Rolls; Operating Histories. The Seller has obtained a rent roll (each, a “Certified Rent Roll”) other than with respect to hospitality properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate

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and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Certified Operating Histories collectively report on operations for a period equal to (a) at least a continuous three-year period or (b) in the event the Mortgaged Property was owned, operated or constructed by the Mortgagor or an affiliate for less than three years then for such shorter period of time, it being understood that for mortgaged properties acquired with the proceeds of a Mortgage Loan, Certified Operating Histories may not have been available.

(39)          No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the Closing Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Seller’s knowledge, there is (a) no, and since origination there has been no, material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit C to this Agreement. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

(40)          Bankruptcy. In respect of each Mortgage Loan, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

(41)          Organization of Mortgagor. The Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”) and all owners that hold a 25% or greater direct ownership share (i.e., the “Major Sponsors”). The Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history for the last 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis, or a similar service designed to elicit information about each Controlling Owner, Major Sponsor and guarantor regarding such Controlling Owner’s, Major Sponsor’s or guarantor’s prior history for the last 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and provided, however, that records searches were limited to the last 10 years (clauses (1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Seller, no Major Sponsor or guarantor (i) was in a state of federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state of federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

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(42)          Environmental Conditions. At origination, each Mortgagor represented and warranted that to its knowledge no hazardous materials or any other substances or materials which are included under or regulated by environmental laws are located on, or have been handled, manufactured, generated, stored, processed, or disposed of on or released or discharged from the Mortgaged Property, except as disclosed by a Phase I environmental assessment (or a Phase II environmental assessment, if applicable) delivered in connection with the origination of the Mortgage Loan or except for those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Mortgaged Property in compliance with all environmental laws and in a manner that does not result in contamination of the Mortgaged Property. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not reveal any known circumstance or condition that rendered the Mortgaged Property at the date of the ESA in material noncompliance with applicable environmental laws or the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) or the need for further investigation, or (ii) if any material noncompliance with environmental laws or the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) 125% of the funds reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint, or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Cut-off Date, and, as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as administratively “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance; or (F) a party related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance is required to take action. The ESA will be part of the Servicing File; and to the Seller’s knowledge, except as set forth in the ESA, there is no (i) known circumstance or condition that rendered the Mortgaged Property in material noncompliance with applicable environmental laws, (ii)

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Environmental Conditions (as such term is defined in ASTM E1527-05 or its successor), or (iii) need for further investigation.

In the case of each Mortgage Loan set forth on Schedule I to this Agreement, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Schedule I to this Agreement (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of the Cut-off Date the Environmental Insurance Policy is in full force and effect, there is no deductible and the trustee is a named insured under such policy, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

(43)          Lease Estoppels. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan, and to the Seller’s knowledge based solely on the related estoppel certificate, the related lease is in full force and effect or if not in full force and effect, the related space was underwritten as vacant, subject to customary reservations of tenant’s rights, such as, without limitation, with respect to common area maintenance (“CAM”) and pass-through audits and verification of landlord’s compliance with co-tenancy provisions. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property, the Seller has received lease estoppels executed within 90 days of the origination date of the related Mortgage Loan that collectively account for at least 65% of the in-place base rent for the Mortgaged Property or set of cross-collateralized properties that secure a Mortgage Loan that is represented on the Certified Rent Roll. To the Seller’s knowledge, each lease represented on the Certified Rent Roll is in full force and effect, subject to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

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(44)         Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

(45)         Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

(46)         Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool.

(47)         Advance of Funds by the Seller. No advance of funds has been made by the Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the Closing Date.

(48)         Compliance with Anti-Money Laundering Laws. The Seller has complied with its internal procedures with respect to all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 in connection with the origination of the Mortgage Loan.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein. All information contained in documents which are part of or required to be part of a Servicing File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist or existed), shall be deemed to be within the Seller’s knowledge including but not limited to any written notices from or on behalf of the Mortgagor.

“Servicing File”: A copy of the Mortgage File and documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans or holders of interests therein and (iii) are in the possession or under the control of the Seller, provided that the Seller shall not be required

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to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
5	Starwood Capital Group Hotel Portfolio (Loan No. 4)	(Hospitality Provisions) – The Mortgage Loan documents contain executed comfort letters in favor of JPMCB on behalf of the lenders under the Mortgage Loan documents. The comfort letters will be enforceable by the Trust, if, either timely notice is provided to the franchisor or timely notice is provided and the franchisor issues a new comfort letter. The comfort letters requiring a new comfort letter in connection with a transfer to the Trust provide that, subject to the satisfaction of certain conditions, the franchisor is required to issue a new comfort letter in connection with the transfer of the Mortgage Loan evidenced by Note A-1 to a securitization.
7	245 Park Avenue (Loan No. 1), Gateway Net Lease Portfolio (Loan No. 2), Treeview Industrial Portfolio (Loan No. 3), Starwood Capital Group Hotel Portfolio (Loan No. 4), First Stamford Place (Loan No. 5), 211 Main Street (Loan No. 6), West Town Mall (Loan No. 7) and Torre Plaza (Loan No. 9)	(Lien; Valid Assignment) – The related Mortgages and any related assignments of leases secure the subject Mortgage Loan and the related Pari Passu Companion Loan(s) on a pari passu basis.
8	Starwood Capital Group Hotel Portfolio (Loan No. 4)	(Permitted Liens; Title Insurance) – The Holiday Inn Express & Suites Terrell Mortgaged Property is subject to a repurchase option by the developer in the event that the covenants, conditions and restriction of the related declaration (the “Declaration”) are violated. The Mortgage Loan documents provide a loss recourse carveout in the event that such a repurchase occurs.
With respect to each Mortgaged Property that is subject to a franchise agreement with Marriott International, Inc. or its affiliates, the franchisor has a right of first refusal in the event of a proposed transfer of the hotel, the Mortgagor’s interest in the franchise agreement or an ownership interest in the Mortgagor or a controlling affiliate to a competitor of the franchisor (as defined in the franchise agreement). Under the comfort letter, such right has been subordinated to a foreclosure, but it will apply to subsequent transfers.
9	245 Park Avenue (Loan No. 1)	(Junior Liens) – There are three mezzanine loans, each held by a third party investor: (i) a mezzanine A loan with an original principal balance of $236,500,000; (ii) a mezzanine B loan with the original principal balance of $221,000,000; and (iii) a mezzanine C loan with

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
an original principal balance of $110,500,000. The mezzanine loans were co-originated by JPMCB, Natixis Real Estate Capital, LLC, Societe Generale, Deutsche Bank AG, New York Branch and Barclays Bank PLC. In connection with the mezzanine loans, the Whole Loan holders and the mezzanine lenders have entered into an intercreditor agreement, a copy of which will be included in the Mortgage File.
9	Starwood Capital Group Hotel Portfolio (Loan No. 4)	(Junior Liens) – The Mortgage Loan documents provide that on the earlier of (i) the one year anniversary of the origination date and (ii) the date the Whole Loan is securitized in full, and provided no event of default then exists, certain direct or indirect owners of the Mortgagors (which may be newly formed entities) that meet the requirements of a special purpose entity (subject to such modifications to such definition as are required to reflect that such mezzanine borrower will own 100% of the membership interests in the Mortgagors or an owner of Mortgagors) is permitted to obtain mezzanine financing secured by 100% of the direct or indirect ownership interests in the Mortgagors, upon certain terms and conditions including: (i) the Mortgaged Properties, as of the origination date of the mezzanine loan, will have a combined loan-to-value ratio of not more than 64.9%; (ii) the debt service coverage ratio (calculated including the mezzanine loan), as of the origination date of the mezzanine loan, is not less than 2.65x; and (iii) the lenders enter into an intercreditor agreement satisfactory to the lender’s reasonable discretion.
9	First Stamford Place (Loan No. 5)	(Junior Liens) – There is a mezzanine loan in the original principal amount of $16,000,000, which is held by a third party investor. In connection with the mezzanine loan, the Whole Loan holders and the mezzanine lender have entered into an intercreditor agreement, a copy of which will be included in the Mortgage File.
9	West Town Mall (Loan No. 7)	(Junior Liens) – The Mortgage Loan documents permit Mortgagor to enter into any “Property-Assessed Clean Energy Loan” (PACE) which is repaid through multi-year assessments against the Mortgaged Property in an amount not to exceed $5,000,000 subject to Rating Agency Confirmation and the lender’s consent (not to be unreasonably withheld, conditioned or delayed).
9	Main Street Court (Loan No. 28)	(Junior Liens) – In connection with the settlement of certain pending litigation involving the sponsors and guarantors and a former partner, there is existing debt in the amount of approximately $464,160 as of the origination date that is held by the former partner and is secured by a one-third (1/3) interest in the equity of the Mortgagor. There is no intercreditor agreement in place with respect to such debt. At origination of the Mortgage Loan, the Mortgagor was required to reserve $486,042.28

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
into a reserve related to the settlement payments due to the former partner. There is also a nonrecourse carve-out for any losses resulting from the settlement agreement or the underlying litigation, and until such time that the release conditions for the reserve have been satisfied, the Mortgagor and guarantors are obligated to the lender for the full amount of the claims related to the settlement agreement, which amount was estimated at origination to be $1,200,000, provided that such amount is required to be automatically increased to include the outcome of any proceeding increasing the liability of the Mortgagor or the guarantors.
10	245 Park Avenue (Loan No. 1), Gateway Net Lease Portfolio (Loan No. 2), Starwood Capital Group Hotel Portfolio (Loan No. 4), First Stamford Place (Loan No. 5), 211 Main Street (Loan No. 6), West Town Mall (Loan No. 7) and Torre Plaza (Loan No. 9)	(Assignment of Leases and Rents) – The related Mortgage and assignment of leases secures the subject Mortgage Loan and the related Pari Passu Companion Loans on a pari passu basis.
12	Gateway Net Lease Portfolio (Loan No. 2)	(Condition of Property) – The property condition reports obtained at origination of the Mortgage Loan recommended certain required repairs at the Mortgaged Properties in the aggregate amount of $201,782, which includes, among other repairs, replacement of chain link fence repairs to the windows at the Synchrony Financial Mortgaged Property, repairs to the asphalt pavement at the Vatterott College Mortgaged Property, overlaying and striping of the asphalt pavement at the Gerdau Mortgaged Property and replacement of damaged areas of the concrete pavement at the Sikorsky Aircraft R&D Facility Mortgaged Property. The Mortgagors were not required to reserve any funds at origination of the Mortgage Loan for such deferred maintenance. It is an event of default under the Mortgage Loan documents if Mortgagors do not complete such required repairs at each applicable individual Mortgaged Property by the required

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
deadline for each repair as set forth in the Mortgage Loan documents.
12	Treeview Industrial Portfolio (Loan No. 3)	(Condition of Property) – The property condition reports obtained at origination of the Mortgage Loan recommended certain required repairs at the Mortgaged Properties in the aggregate amount of $103,276, which includes, among other repairs: (i) repairs and replacement to the asphalt at the 1200 Worldwide Mortgaged Property; (ii) repairing damaged concrete and asphalt at the 1405 Worldwide Mortgaged Property; (iii) an inspection of the fire alarm system at the Eastgate Mortgaged Property; (iv) following up on the fire sprinkler test conducted at the 100 Corporate Lakes Mortgaged Property; (v) mill and overlay and asphalt and concrete repairs at the 1280 Corporate Lakes Mortgaged Property; (vi) mill and overlay and asphalt repairs at the 1300 Corporate Lakes Mortgaged Property; (vii) new signage at the 7 Boulden Circle Mortgaged Property; and (viii) an inspection of the fire sprinkler system at the Sabre Street Mortgaged Property. The Mortgagor was not required to reserve any funds at origination of the Mortgage Loan for such deferred maintenance. It is an event of default under the Mortgage Loan documents if Mortgagor does not complete such required repairs at each applicable individual Mortgaged Property within 365 days of the origination date.
15	Main Street Court (Loan No. 28)	(Actions Concerning Mortgage Loans) – The Mortgagor and guarantors, Lisa Ward and Stephen Mottola, are the plaintiffs in a lawsuit against Glenn Schmalhofer, the former 1/3 interest holder in the Mortgagor. The litigation involves a breach of a settlement contract governing the buy-out of Mr. Schmalhofer’s 1/3 interest in the Mortgagor. The Delaware Court of Chancery ruled that Mr. Schmalhofer breached the settlement agreement when he failed to hire a third-party appraiser to value his 1/3 interest, pursuant to the terms of the settlement agreement. Mr. Schmalhofer has appealed the breach of contract decision by the Delaware Court of Chancery to the Supreme Court of Delaware. As of May 26, 2017, the briefing in the Delaware Supreme Court in regards to the breach of the settlement agreement is complete and the

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
parties are currently awaiting a decision. According to a letter from litigation counsel to the sponsors, the maximum exposure for the Mortgagor as a result of the claims is $64,315.60, and the maximum exposure to the sponsors and guarantors is $816,666.66 (which amount represents the difference in the appraisal obtained by the sponsors if the Delaware Supreme Court reverses the Court of Chancery or remands the case with instructions to use three appraisals as required by the settlement agreement).
17	Gateway Net Lease Portfolio (Loan No. 2)	(No Holdbacks) – At origination of the Mortgage Loan, $10,720,000 in proceeds were held back in a reserve in connection with the ongoing construction at two properties. The Mortgagors are required to add the properties as collateral for the Mortgage Loan in connection with the release of the earnout reserve.
18	245 Park Avenue (Loan No. 1)

(Insurance) – If the Mortgagor elects to have the insurance policies issued by a syndicate of insurers, then, if such syndicate consists of five (5) or more members, at least 60% of the insurance coverage (or 75% if such syndicate consists of four (4) or fewer members) is required to be provided by insurance companies having the rating of “A” or better by S&P, and the remaining 40% (or the remaining 25% if such syndicate consists of four (4) or fewer members) is required to be provided by insurance companies having a claims paying ability rating of “BBB” or better by S&P.

The threshold at or above which the lender has the right to hold and disburse insurance proceeds in respect of a casualty loss is $42,000,000, rather than 5% of the then outstanding principal balance of the Mortgage Loan.

The Mortgagor may maintain property all-risk insurance with a deductible that does not exceed $250,000 for all such insurance coverage.

18	Gateway Net Lease Portfolio (Loan No. 2)	(Insurance) – The threshold at or above which the lender has the right to hold and disburse insurance proceeds in respect of a casualty loss is, with respect to each individual Mortgaged Property, the greater of (i) $1,500,000 and (ii) 5% of the allocated Whole Loan

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
amount, rather than 5% of the then outstanding principal balance of the Mortgage Loan.
18	Treeview Industrial Portfolio (Loan No. 3)	(Insurance) – If the Mortgagor elects to have the insurance policies issued by a syndicate of insurers, then, if such syndicate consists of five (5) or more members, at least 60% of the insurance coverage (or 75% if such syndicate consists of four (4) or fewer members) is required to be provided by insurance companies having the rating of “A-” or better by S&P, and the remaining 40% (or the remaining 25% if such syndicate consists of four (4) or fewer members) is required to be provided by insurance companies having a claims paying ability rating of “BBB” or better by S&P.
18	Starwood Capital Group Hotel Portfolio (Loan No. 4)

(Insurance) – The threshold at or above which the lender has the right to hold and disburse insurance proceeds in respect of a casualty loss is 5% of the original allocated Whole Loan amount for the applicable Mortgaged Property, rather than 5% of the then outstanding principal balance of the Mortgage Loan.

If the Mortgagors elect to have the insurance policies issued by a syndicate of insurers, then, if such syndicate consists of five (5) or more members, at least 60% of the insurance coverage and 100% of the primary layer of coverage (or 75% if such syndicate consists of four (4) or fewer members) is required to be provided by insurance companies having the rating of “A” or better by S&P, and the remaining insurers are required to have a claims paying ability rating of “BBB” or better by S&P. The Mortgagors may maintain a portion of the coverage required under the Whole Loan documents with insurance companies which do not meet the requirements set forth in the Whole Loan documents (“Otherwise Rated Insurers”) in their current participation amounts and positions within the syndicate provided that (1) the Mortgagors are required to replace the Otherwise Rated Insurers at renewal with insurance companies meeting the rating requirements set forth in the Whole Loan documents and (2) if, prior to renewal, the current AM Best rating of any such Otherwise Rated Insurer is withdrawn or downgraded, the Mortgagors are required

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
to replace any Otherwise Rated Insurer with an insurance company meeting the rating requirements set forth in the Whole Loan documents.
18	First Stamford Place (Loan No. 5)

(Insurance) – The Mortgagor may maintain property all-risk insurance and commercial general liability insurance with a deductible or self-insured retention that does not exceed $100,000 for all such insurance coverage.

The Mortgage Loan documents provide that if the Mortgagor elects to have its insurance coverage provided by a syndicate of insurers, then, if such syndicate consists of five (5) or more members, (A) at least 60% of the insurance coverage (or 75% if such syndicate consists of four (4) or fewer members) are required to be provided by insurance companies having a claims paying ability rating of “A” or better by S&P (and the equivalent thereof by the other Ratings Agencies, if such other Rating Agencies rate the applicable insurer) and (B) the remaining 40% of the insurance coverage (or the remaining 25% if such syndicate consists of four (4) or fewer members) shall be provided by insurance companies having a claims paying ability rating of “BBB” or better by S&P (and the equivalent thereof by the other Ratings Agencies, if such other Rating Agencies rate the applicable insurer) and (2) “A:X” or better in the current Best’s Insurance Reports.

18	211 Main Street (Loan No. 6)	(Insurance) – The Mortgagor may maintain property all-risk insurance with a deductible that does not exceed $250,000 for all such insurance coverage; provided, however, with respect to terrorism, providing for a deductible not to exceed $500,000 and with respect to flood, windstorm and earthquake coverage, providing for a deductible not to exceed 5% of the total insurable value of the property, subject to a $1,000,000 minimum, except that to the extent the Mortgagor provides a guaranty acceptable to the lender and after a securitization the applicable Rating Agencies have provided a Rating Agency confirmation with respect to such guaranty, such deductible may be increased; provided such deductible is required be capped at 15% of the total insurable value of the Mortgaged Property and, in no event may the liability

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

under any such guaranty, when aggregated with the liability under any guaranty delivered in connection with any alterations of the Mortgaged Property or contesting any lien or charge under the Whole Loan documents exceed 10% of the original principal balance of the Mortgage Loan; provided further that (a) the Mortgagor may utilize a $3,000,000 aggregate deductible stop loss subject to a $25,000 per occurrence deductible and a $25,000 maintenance deductible following the exhaustion of the aggregate, and (b) the aggregate stop loss does not apply to any losses arising from named windstorm, earthquake or flood.

The Mortgage Loan documents permit insurance through a syndicate of insurers, provided that if such syndicate consists of five (5) or more members, (a) at least 60% of the insurance coverage (or 75% if such syndicate consists of four or fewer members) and 100% of the first layer of insurance coverage is required be provided by insurance companies having a claims paying ability rating of “A” or better (or its equivalent) by S&P, Fitch (if Fitch is rating the securitization and is rating the insurance company) and Moody’s (if Moody’s is rating the securitization and is rating the insurance company) and (b) the remaining 40% of the insurance coverage (or the remaining 25% if such syndicate consists of four or fewer members) is required to be provided by insurance companies having a claims paying ability rating of “BBB+” or better (or its equivalent) by S&P, Fitch (if Fitch is rating the securitization and is rating the insurance company) and Moody’s (if Moody’s is rating the securitization and is rating the insurance company).

Rent loss insurance is required to be on an actual loss sustained basis for the entire period of restoration.

The threshold at or above which the lender has the right to hold and disburse insurance proceeds in respect of a casualty loss is $5,500,000, rather than 5% of the then outstanding principal balance of the Mortgage Loan.

18	West Town Mall (Loan No. 7)	(Insurance) – The deductible for the all-risk special form property insurance and flood insurance may not exceed $500,000 (the deductible may also be higher than

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

$500,000 if Mortgagor delivers a letter of credit for the difference between the actual deductible and the maximum deductible permitted by the Mortgage Loan documents).

The Mortgage Loan documents permit insurance through a syndicate of insurers, provided that at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate) is with carriers having a claims paying ability rating of “A” or better by S&P, and the balance of the coverage is, in each case, provided by insurers with a claims paying ability rating of “BBB” or better by S&P.

19	Gateway Net Lease Portfolio (Loan No. 2)	(Access; Utilities; Separate Tax Lots) – The FedEx Baltimore Mortgaged Property is part of a larger tax parcel. Under the related ground lease, the ground lessor has agreed to obtain a separate tax parcel for the Mortgaged Property. The Mortgagor is required to use commercially reasonable efforts to cause the ground lessor to comply with its agreement, but the Mortgagor is not required to threaten or declare a default by the ground lessor. Within five business days of the creation of the new tax parcel by the county, the Mortgagor is required to deliver a separate tax parcel endorsement to the title policy with respect to the Mortgaged Property.
26	Starwood Capital Group Hotel Portfolio (Loan No. 4)	(Local Law Compliance) – Certain Mortgaged Properties are legal non-conforming with respect to use due to changes in zoning regulations subsequent to their development, and the applicable zoning regulations provide that the related individual Mortgaged Properties may not be restored or repaired to the extent necessary to maintain the use of the structure immediately prior to a casualty or destruction, (a) in the case of the Hampton Inn Danville Mortgaged Property, if such restoration is not started within one year from the date of such damage, (b) in the case of the Larkspur Landing Milpitas Mortgaged Property, if more than 75% of the current value of the structure is destroyed, (c) in the case of Larkspur Landing Sunnyvale Mortgaged Property, if

C-9

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
more than 50% of the value of the structure is destroyed, and (d) in the case of the Holiday Inn Arlington Northeast Rangers Ballpark Mortgaged Property, if either of the legal non-conforming use is discontinued for more than 180 days, or more than 50% of the fair market value of the structure is damaged.
28	245 Park Avenue (Loan No. 1)

(Recourse Obligations) – The carve-out for material physical waste is limited to the intentional acts or omissions of the Mortgagor.

The carve-out for misapplication, misappropriation or conversion of insurance proceeds, condemnation awards or rents during the continuance of an event of default only includes misapplication of such amounts to the extent the misapplication remains uncured.

The carve-out for transfers in violation of the Mortgage Loan documents excludes de minimis transfers of personal property in the ordinary course of business.

28	Gateway Net Lease Portfolio (Loan No. 2)

(Recourse Obligations) – There is no separate nonrecourse carve-out guarantor, and the Mortgagor is the sole party responsible for breaches or violations of the nonrecourse carve-out provisions in the Mortgage Loan documents or the environmental indemnity.

The carve-out for waste is limited to material intentional physical waste of any Mortgaged Property.

28	Treeview Industrial Portfolio (Loan No. 3)	(Recourse Obligations) – The obligations and liabilities of the Mortgagor and guarantor under the environmental indemnity with respect to any individual Mortgaged Property will terminate and be of no further force and effect with respect to any unasserted claim relating to such individual Mortgaged Property when all of the following conditions are satisfied in full: (i) the Mortgage Loan has been partially defeased in connection with the release of such Mortgaged Property and the lender has not foreclosed or otherwise taken possession of such Mortgaged Property, (ii) there has been no material change, between the origination date and the date the Mortgage Loan is partially defeased in connection with the release of such Mortgaged Property, in any environmental law, the effect of which change would

C-10

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the indemnity, notwithstanding the fact that the Mortgage Loan is partially defeased in connection with the release of such Mortgaged Property, (iii) the lender receives, at the Mortgagor’s and guarantor’s expense, an updated environmental report relating to such Mortgaged Property and dated within 90 days of the requested release showing, to the reasonable satisfaction of the lender, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the indemnity, and (iv) one year has passed since date that the Mortgage Loan has been partially defeased in connection with the release of such Mortgaged Property.

In addition, all of the obligations and liabilities of the Mortgagor and guarantor under the environmental indemnity will terminate and be of no further force and effect with respect to any unasserted claim when all of the following conditions are satisfied in full: (i) the Mortgage Loan has been paid in full or defeased and the lender has not foreclosed or otherwise taken possession of the Mortgaged Properties, (ii) there has been no material change, between the origination date and the date the Mortgage Loan is paid in full or defeased, in any environmental law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the indemnity, notwithstanding the fact that the Mortgage Loan is paid in full or defeased, (iii) the lender receives, at the Mortgagor’s and guarantor’s expense, an updated environmental report dated within 90 days of the requested release showing, to the reasonable satisfaction of the lender, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the indemnity, and (iv) one year has passed since date that the Mortgage Loan has been paid in full or defeased.

There is no carve-out for willful misconduct.

C-11

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

The carve-out for waste is limited to intentional material physical waste committed by the Mortgagor or guarantor.

The carve-out for misapplication, misappropriation or conversion of rents after an event of default, insurance proceeds and condemnation awards is limited to intentional misapplication or intentional misappropriation of such funds and to the extent that the Mortgagor or guarantor, as applicable, did not have the legal right because of a bankruptcy, receivership or similar proceeding to direct disbursement of such funds.

The full recourse carve-out for transfers in violation of the Mortgage Loan documents is limited to any unauthorized voluntary transfer of fee title to any individual Mortgaged Property or a controlling or majority interest in the Mortgagor in violation of the Mortgage Loan documents.

The full recourse carveout for involuntary bankruptcy filings is limited to filings in which the Mortgagor has colluded with other creditors to cause such bankruptcy filing.

28	Starwood Capital Group Hotel Portfolio (Loan No. 4)

(Recourse Obligations) – The related guaranty provides that the liability of the nonrecourse carve-out guarantor for breaches or violations of the full recourse provisions related bankruptcy or insolvency actions under the Mortgage Loan agreement are capped at 20% of the outstanding principal amount of the Starwood Capital Group Hotel Portfolio Whole Loan at the time of the occurrence of such bankruptcy or insolvency action plus reasonable third party costs and expenses actually incurred by the lender in connection with the enforcement of any rights under the guaranty or the other Mortgage Loan documents.

The indemnification obligations of the Mortgagors and guarantor under the related environmental indemnity will cease and terminate (a) with respect to the Mortgaged Properties at any time after the second anniversary of repayment in full of the Whole Loan, whether at maturity, as a result of acceleration, in connection with prepayment or otherwise, or (b) with respect to any individual Mortgaged Property that is released from the

C-12

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

lien of the applicable security instrument in accordance with the terms of the Mortgage Loan agreement, at any time after the second anniversary of the effective date of such prepayment, provided that the lender is provided with an updated environmental report of the Mortgaged Properties (or, in the case of a release, the related individual Mortgaged Property) indicating to lender’s reasonable satisfaction that there are no hazardous substances located on, in, above or under such Mortgaged Property(ies) in violation of any applicable environmental laws.

The carve-out for misapplication, misappropriation or conversion of rents after an event of default, insurance proceeds and condemnation awards is limited to misappropriation of such funds.

The carve-out for waste is limited to intentional physical waste by a Mortgagor, single purpose entity principal, operating lessee or guarantor, and there is no liability with respect to any acts resulting from insufficient net cash flow or the lender’s failure or refusal to allow the Mortgagors to use net cash flow for such purposes.

The full recourse carve-out for transfers in violation of the Mortgage Loan documents is limited to transfers of an individual Mortgaged Property or other collateral or if there is a change in control of the Mortgagors, any single purpose entity principal or the operating lessees in violation of the Whole Loan documents.

There is no carve-out for failure to deliver security deposits upon a foreclosure or deed in lieu of foreclosure.

The Mortgage Loan documents provide for recourse for losses and damages sustained in the case of material breaches of the environmental covenants in the Mortgage Loan documents.

28	First Stamford Place (Loan No. 5)	(Recourse Obligations) – The indemnification obligations of the Mortgagor and guarantor under the environmental indemnity agreement will terminate three (3) years after the full and indefeasible payment by the Mortgagor of the Mortgage Loan or a transfer and assumption of the Mortgage Loan in accordance with the Mortgage Loan

C-13

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

documents, provided that the Mortgagor furnishes to the lender an updated environmental report in form and substance, and from an environmental consultant reasonably acceptable to the lender and the Rating Agencies, which updated environmental report(s) do not disclose, as of the date of such delivery, any actual or threatened (A) non-compliance with or violation of applicable environmental law (or permits issued pursuant to environmental law) in connection with any property or operations thereon, (B) environmental liens encumbering the Mortgaged Property, (C) administrative processes or proceedings or judicial proceedings directly connected with any matter addressed in the indemnity which processes or proceedings could, in the lender’s reasonable opinion, trigger the indemnification obligations under the environmental indemnity or (D) presence or release of hazardous substances in, on, above or under the Mortgaged Property that has not been fully remediated in accordance with all applicable environmental law.

The loss carve-out for waste is limited to material physical waste of the Mortgaged Property caused by the intentional acts or intentional omissions of the Mortgagor, guarantor or an affiliated property manager.

The carve-out for misapplication, misappropriation or conversion of rents after an event of default, insurance proceeds and condemnation awards is limited to misapplication or conversion of such funds.

The loss carve-out for failure to deliver security deposits is limited to any security deposits, advance deposits or any other deposits collected by or on behalf of the Mortgagor, the guarantor or any affiliated property manager with respect to the Mortgaged Property, except to the extent any such security deposits were applied in accordance with the terms and conditions of (a) the Mortgage Loan documents, (b) any of the leases prior to the occurrence of the event of default that gave rise to such foreclosure or action in lieu or (c) a court order (provided that, in each case, there is no liability to the extent that the failure to turn over such deposits is prohibited by any applicable law or court order).

The Mortgagor’s failure to obtain the lender’s prior

C-14

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
written consent (to the extent required by the Mortgage Loan agreement) to any transfer as required by the Mortgage Loan agreement (other than through foreclosure or a deed in lieu of foreclosure accepted by the lender or its nominee, designee or agent, or other party who acquires title upon a foreclosure, power of sale or other exercise of remedies) is a loss carve-out under the Mortgage Loan documents. The full recourse carve-out for transfers is limited to the Mortgagor’s failure to (1) a direct transfer of the Mortgagor’s fee interest in the Mortgaged Property (other than (x) through foreclosure or a deed in lieu of foreclosure accepted by the lender (or its nominee, designee or agent, or other party who acquires title upon a foreclosure, power of sale or other exercise remedies) and (y) as a result of a condemnation of the Mortgaged Property or any portion) or (2) any direct or indirect transfer of equity in the Mortgagor or mezzanine borrower (I) which causes the Mortgagor or mezzanine borrower to no longer be controlled by the guarantor or guarantor to no longer own at least 50.1% legal and beneficial interest in the Mortgagor or mezzanine borrower (directly or indirectly) (other than through foreclosure or a deed in lieu of foreclosure accepted by the lender (or its nominee, designee or agent, or other party who acquires title upon a foreclosure, power of sale or other exercise of remedies) an assignment in lieu of foreclosure, (II) without the delivery of an additional insolvency opinion in accordance with the terms and conditions of the Mortgage Loan agreement or (III) to the extent that such transfer resulted in the transferee (either itself or collectively with its affiliates) owning a 10% or greater equity interest (directly or indirectly) in the Mortgagor, without the lender’s receipt of such diligence necessary so that the lender is in compliance with its then current “know your customer” requirements and satisfactory search results, in each case, in accordance with the terms and conditions in the Mortgage Loan agreement.
28	211 Main Street (Loan No. 6)	(Recourse Obligations) – The aggregate liability of the guarantor with respect to all full recourse carve-outs in the Mortgage Loan documents may not exceed an amount equal to 15% of the principal balance of the

C-15

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

Whole Loan outstanding at the time of the occurrence of such event, plus any and all reasonable third-party collection costs actually incurred by the lender (including reasonable attorneys’ fees and costs reasonably incurred).

The carve-out for intentional misrepresentations is limited to material and willful misrepresentations.

The carve-out for misapplication, misappropriation or conversion of rents after an event of default, insurance proceeds and condemnation awards is limited to misappropriation or conversion of such funds in a manner prohibited by the Mortgage Loan documents. The carve-out is also limited to rents during the continuance of an event of default.

There is no carve-out for failure to deliver security deposits upon a foreclosure or deed in lieu of foreclosure.

Any sale or pledge of the Mortgaged Property or transfer of the ownership interests in the Mortgagor made in violation of the Mortgage Loan documents is not a full recourse carve-out but only a loss carve-out.

There is no carve-out for material physical waste to the Mortgaged Property. There is a loss carve-out for willful misconduct by the Mortgagor, the guarantor, or any their respective affiliates that results in physical damage or waste to the Mortgaged Property.

The guarantor is not a party to the environmental indemnity, and the Mortgagor is the sole party liable for any breaches or violations of the environmental indemnity. In lieu of the guarantor’s indemnity, the Mortgagor provided an environmental insurance policy to cover environmental losses at the Mortgaged Property.

The indemnification obligations of the Mortgagor will terminate two (2) years after the full and indefeasible payment by the Mortgagor of the Whole Loan, provided that at the time of such payment of the loan, the Mortgagor furnishes to the lender an updated environmental report in form and substance, and from an environmental consultant reasonably acceptable to the lender and the Rating Agencies (provided that such environmental report is (i) in the form and substance of

C-16

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

the environmental report submitted at origination and (ii) prepared by the environmental consultant that prepared the environmental report submitted at origination), which updated environmental report(s) disclose(s), as of the date of such repayment, no actual or threatened (other than as disclosed in the environmental report submitted at origination) (A) non-compliance with or violation of applicable environmental law (or permits issued pursuant to environmental law) in connection with the Mortgaged Property or operations thereon, (B) environmental liens encumbering the Mortgaged Property, (C) administrative processes or proceedings or judicial proceedings directly connected with any matter addressed in the indemnity or (D) presence or release of and hazardous substances in, on, above or under the Mortgaged Property that has not been fully remediated in accordance with all applicable environmental law.

The full recourse carve-out for involuntary bankruptcy filings does not include “acquiescing” to a bankruptcy filing.

28	West Town Mall (Loan No. 7)

(Recourse Obligations) – The obligations and liabilities of the nonrecourse carve-out guarantor is capped at $42,000,000 under the non-recourse carve-out guaranty, plus all reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by the lender in the enforcement of the guaranty or the preservations of the lender’s rights under the guaranty.

The carve-out regarding waste is limited to arson or material physical waste intentionally committed by Mortgagor.

The carve-out for willful misconduct is limited to willful misconduct by Mortgagor in connection with the Mortgage Loan.

Conversion of prepaid rents or rents after an event of default, condemnation awards or insurance proceeds is not a carve-out. Misappropriation or misapplication of such amounts is a loss carve-out, subject to any and all cure rights in the Mortgage Loan documents.

C-17

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

Mortgagor and the guarantors will not have liability under the full recourse carve-out for transfers in violation of the Mortgage Loan documents or any loss carve-out in the Mortgage Loan documents, provided that the circumstance, event or condition which gave rise to the carve-out is attributable to one or more of the following: (i) insufficient revenue from the Mortgaged Property; (ii) Mortgagor’s lack of access to revenue from the Mortgaged Property as the result of the lender’s exercise of remedies with respect to the Mortgaged Property’s cash flows; (iii) the insolvency of Mortgagor or negative cash flow from the Mortgaged Property and/or the actual or constructive admission of the same by any means in any context; (iv) the payment of Mortgagor’s debts and liabilities as they become due and payable from sources other than the Mortgaged Property; (v) the failure to pay the Mortgage Loan or other obligation or debts of Mortgagor, as the result of (i) through (iii) above; or (vi) the imposition of any lien or encumbrance on the Mortgaged Property by a creditor of Mortgagor through a judgment of exercise of statutory right, where such lien or encumbrance arises from the non-payment of amounts owing to such creditor as the result of (i) through (iii) above.

The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect upon payment in full or full defeasance of the Mortgage Loan, provided Mortgagor delivers to the lender a Phase I environmental report in form and substance, and from an engineer reasonably acceptable to the lender and dated no earlier than the date on which the Mortgage Loan is paid or defeased in full.

28	Crystal Corporate Center (Loan No. 10)	(Recourse Obligations) – The obligations and liabilities of the Mortgagor and the guarantor with respect to environmental issues under the environmental indemnity agreement will terminate two (2) years after the full and indefeasible payment by the Mortgagor of the Mortgage Loan, provided that at the time of such payment, the Mortgagor or the guarantor furnishes to the lender, at the sole cost and expense of the Mortgagor and/or the

C-18

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
guarantor, a Phase I environmental report with respect to the Mortgaged Property, which report is from an environmental consultant reasonably acceptable to the lender and the Rating Agencies, which environmental report discloses, as of the date of such repayment, no actual or threatened (other than as disclosed in the environmental report delivered to the lender by Mortgagor or the guarantor in connection with the origination of the Mortgage Loan) (A) non-compliance with or violation of applicable environmental law (or permits issued pursuant to environmental law) in connection with the Mortgaged Property or operations thereon, (B) environmental liens encumbering the Mortgaged Property, (C) administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in the environmental indemnity or (D) presence or release of any hazardous substances in, on, above or under the Mortgaged Property that has not been fully remediated in accordance with all applicable environmental law.
29	Gateway Net Lease Portfolio (Loan No. 2)	(Mortgage Releases) – The Mortgagors are permitted to release individual Mortgaged Properties from the lien of the related security instruments, upon satisfaction of the REMIC requirements, with a prepayment of a portion of the Whole Loan in accordance with the Whole Loan documents, which includes, without limitation, payment of a release price of 110% of the allocated loan amount and the yield maintenance premium, if applicable.
29	Starwood Capital Group Hotel Portfolio (Loan No. 4)

(Mortgage Releases) – The Mortgagors are permitted to release individual Mortgaged Properties from the lien of the related security instruments, upon satisfaction of the REMIC requirements, with a prepayment of a portion of the Whole Loan in accordance with the Whole Loan documents, which includes, without limitation, payment of the Release Price (as defined below) and the yield maintenance premium, if applicable.

“Release Price” means the following amount: (i) if less than $57,727,000 has been prepaid, then 105% of the allocated Whole Loan amount of each such individual Mortgaged Property(ies) being released, (ii) if less than

C-19

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

$86,590,500 has been prepaid, then 110% of the allocated Whole Loan amount of each such individual Mortgaged Property(ies) being released, (iii) if less than $115,454,000 has been prepaid, then 115% of the allocated Whole Loan amount of each such individual Mortgaged Property(ies) being released and (iv) (A) after $115,454,000 has been prepaid or (B) notwithstanding anything to the contrary, if such individual Mortgaged Property(ies) being released are to be conveyed to an affiliate of the Mortgagors, their single purpose entity principal(s), any operating lessees or the guarantor, then the “Release Price” means in each case 120% of the allocated Whole Loan amount of each such Mortgaged Property(ies) being released.

If the release of any Mortgaged Property causes the aggregate prepaid original Whole Loan amount to exceed any of the prepayment release dollar thresholds set forth above, then the “Release Price” for such Mortgaged Property is required to equal the sum of (x) the portion of the allocated Whole Loan amount for such Mortgaged Property which is less than the first-applicable prepayment release dollar threshold set forth above multiplied by the applicable percentage set forth in such clause and (y) the portion of the allocated Whole Loan amount for such Mortgaged Property which is greater than or equal to the first-applicable prepayment release dollar threshold applied in clause (x) multiplied by the applicable percentage above.

30	Treeview Industrial Portfolio (Loan No. 3)	(Financial Reporting; Rent Rolls) – The Mortgage Loan documents do not require audited annual financial statements.
30	Starwood Capital Group Hotel Portfolio (Loan No. 4)	(Financial Reporting; Rent Rolls) – The Mortgage Loan documents require unaudited annual financial statements prepared in accordance with the Uniform System of Accounts and reconciled in accordance with GAAP on a combined basis as well as an individual Mortgaged Property basis.
31	245 Park Avenue (Loan No. 1)	(Acts of Terrorism Exclusion) – If the Terrorism Risk Insurance Program Reauthorization Act of 2015 expires

C-20

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
or is otherwise not in effect, the Mortgagor is not required to spend more than an amount equal to two (2) times the amount of the insurance premium payable by the Mortgagor at such time for casualty and business interruption insurance required under the Mortgage Loan agreement (without giving effect to the cost of the terrorism and earthquake components of such coverage) at the time that such terrorism coverage is excluded from the applicable policy (on a going forward basis after the statute expires or is otherwise no longer in effect for any reason and following expiration of the applicable terrorism insurance then in place).
31	Treeview Industrial Portfolio (Loan No. 3)	(Acts of Terrorism Exclusion) – If the Terrorism Risk Insurance Program Reauthorization Act of 2015 is not in effect, then the borrower is not required to pay insurance premiums solely with respect to such terrorism coverage in excess of 200% the amount of the insurance premium that is payable at such time under a stand alone all risk policy (including property and business interruption/rental loss insurance but excluding any terrorism, earthquake, flood or windstorm coverage)
31	First Stamford Place (Loan No. 5)	(Acts of Terrorism Exclusion) – If the Terrorism Risk Insurance Program Reauthorization Act of 2015 or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the Mortgagor is required to carry terrorism insurance throughout the term of the Mortgage Loan as required by the Mortgage Loan documents, but the Mortgagor is not required to spend more than two (2) times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the Mortgage Loan agreement (without giving effect to the cost of terrorism, wind and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

C-21

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
31	211 Main Street (Loan No. 6)	(Acts of Terrorism Exclusion) – If the Terrorism Risk Insurance Program Reauthorization Act of 2015 or any subsequent statute, extension or reauthorization is no longer in effect or modified (in a manner that results in material increase in premiums) or there is a disruption in the terrorism insurance marketplace as the result of a terrorism event occurring on U.S. soil which results in a material increase in terrorism insurance premiums and provided that terrorism insurance is commercially available, then the Mortgagor is required to carry terrorism insurance throughout the term of the Whole Loan as required by the Whole Loan documents, but the Mortgagor is not required to pay annual premiums in excess of two (2) times the then-current property insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the Whole Loan documents (without giving effect to the cost of terrorism and earthquake components of such policy) in order to obtain the terrorism coverage (but the Mortgagor is obligated to purchase the maximum amount of terrorism coverage available with funds equal to the cap).
31	West Town Mall (Loan No. 7)

(Acts of Terrorism Exclusion) – If the insurance policies contain an exclusion for acts of terrorism and the Terrorism Risk Insurance Program Reauthorization Act of 2015 is not in effect, Mortgagor is required to obtain a stand-alone policy that provides the same coverage as if such exclusions did not exist, provided that the premiums for terrorism coverage are capped at two (2) times the cost of then current property insurance coverage (based on the cost to purchase a stand-alone policy and excluding the wind and flood components of such policy) on terrorism coverage, and if the premiums exceed the foregoing cap, Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such cap.

To the extent that Mortgagor is required to obtain a stand-alone insurance policy to cover acts of terrorism, Mortgagor may maintain such policy with a deductible that is reasonable for similar properties in the region (provided that in no event will such deductible exceed

C-22

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
$5,000,000).
31	Crystal Corporate Center (Loan No. 10)	(Acts of Terrorism Exclusion) – In the event Terrorism Risk Insurance Act of November 26, 2002, as amended, and/or Terrorism Risk Insurance Program Reauthorization Act of 2015, as amended, is not renewed or extended (or replaced by a comparable statute) at any time during the term of the Mortgage Loan, and terrorism insurance coverage is then subject to rating and availability on the open market, the Mortgagor is required to obtain terrorism coverage at a cost not to exceed 200% of all then-current insurance premiums that are payable at such time on a standalone basis in respect of the property and business interruption/rental loss insurance required pursuant to the Mortgage Loan documents (without giving effect to the cost of the terrorism components of such casualty and business interruption/rental loss insurance) (“Terrorism Cap”) and if the cost exceeds such Terrorism Cap, the Mortgagor is required to purchase the maximum amount of coverage available with funds equal to the Terrorism Cap.
34	Treeview Industrial Portfolio (Loan No. 3)	(Defeasance) – The Mortgage Loan documents require the Mortgagor to pay for all reasonable out-of-pocket costs and expenses incurred in connection with a defeasance (including Rating Agency fees and reasonable attorneys’ fees, but accountants’ fees are not expressly enumerated in the provision), but the Mortgage Loan documents provide that any servicing fees will be limited to a maximum amount of $25,000.
34	West Town Mall (Loan No. 7)	(Defeasance) – The Mortgage Loan documents require the Mortgagor to pay for all reasonable out-of-pocket costs and expenses incurred in connection with a defeasance (including Rating Agency fees and reasonable attorneys’ fees, but accountants’ fees are not expressly enumerated in the provision), but the Mortgage Loan documents provide that any servicing fees will be limited to a maximum amount of $10,000.
36	Gateway Net Lease Portfolio (Loan No. 2)	(Ground Leases) – The ground lease for the GoDaddy Mortgaged Property allows for amendments to the ground lease without the lender’s consent. The lender required that the Mortgagor include a special member in

C-23

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

its organizational structure, and the special member’s consent is required for any amendments, modifications, terminations or surrender of the related ground lease.

The ground lease for the Sikorsky Mortgaged Property provides for a new lease in the event of a termination of the ground lease or rejection of the ground lease in a bankruptcy proceeding to the extent the rights of the leasehold mortgagee may be preserved only through the issuance of a new lease.

The ground lease for the Hitachi Mortgaged Property, upon any termination of the ground lease by the ground lessee or rejection of the ground lease in a bankruptcy proceeding, either the leasehold mortgagee or the Mortgagor is entitled to a new ground lease on substantially the same terms for the remaining term of the ground lease.

The term of the ground lease for the Hitachi Mortgaged Property extends 16 years beyond the maturity date of the Mortgage Loan.

Under the ground leases for the Hitachi and Sikorsky Mortgaged Properties, only assignments to an acquiring or merging company are permitted without consent. The Mortgagors have the right to mortgage their respective leasehold estates and foreclosures or deeds-in-lieu are permitted without the related ground lessor’s consent, provided that the related leasehold mortgagee delivers a written assumption of all of the related Mortgagor’s obligations and liabilities under the related ground lease.

The ground lease for the FedEx Mortgaged Property provides that the leasehold mortgagee is entitled to a new lease in the event of a termination of the ground lease, but the ground lease does not expressly address rejection of the lease in a bankruptcy proceeding.

The ground lease for the GoDaddy Mortgaged Property provides that the leasehold mortgagee is entitled to a new lease only in the event the leasehold mortgagee acquires title to the leasehold estate of Mortgagor. In addition, the ground lease is silent with respect to a leasehold mortgagee holding and disbursing insurance proceeds. The Mortgage Loan documents require that the

C-24

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
Mortgagor deposit and apply any insurance proceeds in accordance with the Mortgage Loan documents.
36	Starwood Capital Group Hotel Portfolio (Loan No. 4)

(Ground Leases) – The Hilton Garden Inn Edison Raritan Center Mortgaged Property is subject to a ground lease.

The ground lease requires the consent of the ground lessor to assignments or subleases, except that the Mortgagor may transfer the Mortgaged Property to a leasehold mortgagee, among other specified parties, and a leasehold mortgagee is entitled to foreclosure or accept an assignment-in-lieu of foreclosure and may subsequently assign the ground lease or sublease the Mortgaged Property without the consent of the ground lessor.

The leasehold mortgagee is entitled to a new lease only in the event of a rejection of the ground lease in bankruptcy. As to any other termination of the ground lease, the lender is not entitled to a new lease. However, the lender is entitled to notice and cure rights, and the ground lessor has agreed that it will not terminate the ground lease without first having given the lender notice and opportunity to cure any defaults in accordance with the ground lease and estoppel.

36	West Town Mall (Loan No. 7)	(Ground Leases) – Approximately 11,165 square feet of the Mortgaged Property consisting of landscaping and a portion of the ring road is ground leased to the Mortgagor. The term of the ground lease expires on April 30, 2042. The ground lease does not contain customary lender protections, including, without limitation, assignment/sublease rights without lessor consent, rights to default notices and cure rights, the right to a new lease in the event of a termination of the lease or a rejection of the ground lease in bankruptcy and that the lessor will give a leasehold mortgagee an estoppel. The Mortgagor has covenanted in the Mortgage loan documents that if the ground lease is ever terminated or surrendered, the Mortgagor will rebuild the ring road on Mortgaged Property owned in fee, and the Mortgage Loan documents include a loss carve-out for any failure to relocate the ring road in accordance with the Mortgage

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
Loan documents.
38	245 Park Avenue (Loan No. 1) and Torre Plaza (Loan No. 9)	(Rent Rolls; Operating Histories) – The operating histories and rent roll delivered at origination of the Mortgage Loan were not certified by the Mortgagor or guarantor. The Mortgagor did represent and warrant that the operating histories and rent roll delivered at origination were true and correct in all material respects as of the origination date in the Mortgage Loan agreement.
38	Gateway Net Lease Portfolio (Loan No. 2)	(Rent Rolls; Operating Histories) – The operating histories delivered at origination of the Mortgage Loan were not certified by the Mortgagors or guarantor.
42	Gateway Net Lease Portfolio (Loan No. 2)	(Environmental Conditions) – The Mortgagors were required to obtain an environmental insurance policy against claims for pollution and remediation legal liability. The policy was issued by Great American E&S Insurance Company, with individual claim limits of $5 million, an aggregate claim limit of $35 million and a $50,000 deductible. The policy names the lender as an additional insured. The current policy has an expiration date of May 19, 2027.
42	Starwood Capital Group Hotel Portfolio (Loan No. 4)	(Environmental Conditions) – The Mortgagors were required to obtain an environmental insurance policy against claims for pollution and remediation legal liability in lieu of requiring any remediation work post-origination for the Hampton Inn Morehead and Hampton Inn Carlisle Mortgaged Properties. The policy was issued by Great American E&S Insurance Company, with individual and aggregate claim limits of $1 million and a $25,000 deductible. The policy names the lender as an additional insured. The current policy has an expiration date of May 22, 2030, which is approximately three years beyond the maturity of the Mortgage Loan.
42	211 Main Street (Loan No. 6)	(Environmental Conditions) – The Mortgagor was required to obtain an environmental insurance policy against claims for pollution and remediation legal liability in lieu of requiring the guarantor to provide environmental indemnity. The policy was issued by

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
Zurich American Insurance Company, with individual and aggregate claim limits of $5 million and a $50,000 deductible. The policy names the lender as an additional insured. The current policy has an expiration date of March 28, 2026.
43	Treeview Industrial Portfolio (Loan No. 3)

(Environmental Conditions) – The ESA obtained at origination for the Sabre Street Mortgaged Property identified off-site sources as potential groundwater and vapor encroachment concerns which could potentially impact the Mortgaged Property, which include a former army airfield. The ESA indicates that plans for additional investigation and remedial action through anticipated closure certification are slated for 2018 – 2022. In addition, the ESA noted that an adjacent property that was formerly operated as a truck facility is listed on a state database for a historic release of solvents that has not yet been fully assessed.

According to the ESA, responsible parties have been identified and would be responsible for any remedial action. Based on the configuration of the Mortgaged Property, the ESA concluded that vapor intrusion would not be an issue with the warehouse portion of Mortgaged Property due to the ventilation with the loading dock doors, but that the office area could pose a concern. If vapor intrusion is determined to be a concern for the office area, the ESA recommended that the concern be addressed through the installation of a sub slab depressurization system for an estimated cost of approximately $30,000. The Mortgagor was not required at origination to reserve any funds for the installation of a sub slab depressurization system.

46	245 Park Avenue (Loan No. 1), Gateway Net Lease Portfolio (Loan No. 2), Treeview Industrial Portfolio (Loan No. 3), Starwood Capital Group Hotel Portfolio (Loan No. 4), First Stamford Place	(Cross-Collateralization) – The Mortgage Loan is cross-collateralized and cross-defaulted with the related Companion Loans.

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
(Loan No. 5), 211 Main Street (Loan No. 6), West Town Mall (Loan No. 7) and Torre Plaza (Loan No. 9)

C-28

EXHIBIT D

FORM OF DILIGENCE FILE CERTIFICATION

Reference is hereby made to that certain Pooling and Servicing Agreement, dated as of July 1, 2017, and that certain Mortgage Loan Purchase Agreement, dated as of July 31, 2017. In accordance with Section 5(j) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Custodian, the Trustee, the Operating Advisor, the Asset Representations Reviewer and the Directing Certificateholder, as follows:

1.	The Seller has reviewed the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan that has been uploaded to the Intralinks Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File contains all documents and information required under the definition of “Diligence File”.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [__]th day of July 2017.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

D-1

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE

I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, National Association (the “Company”), hereby certify as follows:

1.	I have examined the Mortgage Loan Purchase Agreement, dated as of July 31, 2017 (the “Agreement”), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and to the best of my knowledge after due inquiry, all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2.	To the best of my knowledge after due inquiry, the Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3.	I have examined the information regarding the Mortgage Loans in the Preliminary Prospectus Loan Detail (as defined in the Indemnification Agreement), and the other Time of Sale Information (as defined in the Indemnification Agreement), relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the Preliminary Prospectus Loan Detail, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or in the case of the Preliminary Prospectus Loan Detail, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller, in the light of the circumstances under which they were made, not misleading.

4.	I have examined the information regarding the Mortgage Loans in the Prospectus Loan Detail (as defined in the Indemnification Agreement) relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus Loan Detail, as of the date of the Prospectus or the Final Private Placement Memorandum (as defined in the Indemnification Agreement), or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller, in the light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement.

E-1

IN WITNESS WHEREOF, I have signed my name this 31st day of July, 2017.

By:
Name:
Title:

E-2